UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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UNIVERSAL LOGISTICS HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UNIVERSAL LOGISTICS HOLDINGS, INC.

12755 E. Nine Mile Road

Warren, Michigan 48089

(586) 920-0100

www.universallogistics.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on April 23, 2025

To our Shareholders:

You are cordially invited to attend the 2025 annual meeting of shareholders of Universal Logistics Holdings, Inc., a Michigan corporation (the “Company”). The meeting will be held at 12225 Stephens Road, Warren, Michigan 48089, on April 23, 2025, at 10:00 a.m. local time.

The meeting is being held for the following purposes:

1.
To elect 11 directors to serve for the ensuing year.
2.
To approve the conversion of the Company to a Nevada corporation.
3.
To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2025.
4.
To conduct such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

These matters are more fully described in the accompanying proxy statement. Only shareholders of record of our common stock as of the close of business on March 7, 2025 are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting. Your vote is important. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Please vote your shares as soon as possible.

By order of the board of directors,

/s/ Steven Fitzpatrick
Steven Fitzpatrick
Vice President – Finance and Investor Relations, Secretary

March 31, 2025

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on April 23, 2025:

The Proxy Statement and our Annual Report on Form 10-K for the Year Ended December 31, 2024 are available at www.proxyvote.com.

Universal Logistics Holdings, Inc.

_______________

Proxy Statement

For the Annual Meeting of Shareholders

To Be Held on April 23, 2025

_______________

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

This proxy statement sets forth information relating to the solicitation of proxies by the Board of Directors (the “Board”) of Universal Logistics Holdings, Inc., a Michigan corporation (“Universal” or the “Company”), in connection with our 2025 Annual Meeting of Shareholders or any adjournment or postponement thereof (the “Annual Meeting”).

This proxy statement is being furnished by our Board for use at the Annual Meeting to be held on April 23, 2025 at 10:00 a.m. Eastern Time. The meeting will be held at 12225 Stephens Road, Warren, Michigan 48089. This proxy statement and form of proxy are first being mailed on or about March 31, 2025 to our shareholders of record as of the close of business on March 7, 2025 (the “Record Date”).

The following answers address some questions you may have regarding the Annual Meeting. These questions and answers may not include all of the information that may be important to you, and you should refer to the more detailed information contained elsewhere in this proxy statement.

What is the purpose of the Annual Meeting?

At the Annual Meeting, our shareholders will act upon the matters outlined in the accompanying notice. Those matters include electing our directors, considering a proposal to approve the Company’s conversion to a Nevada corporation, and ratifying the appointment of our independent public accounting firm. We will also consider any other business that may properly come before the meeting.

Who is entitled to vote?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of the meeting and to vote their shares at the meeting. Holders of our common stock are entitled to one vote per share.

What is the difference between a “shareholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, you are a shareholder of record. If your shares are held in the name of a broker, bank, trust, or other nominee as a custodian, you are a street name holder.

Who can attend the Annual Meeting?

All shareholders as of the Record Date or their duly appointed proxies may attend the Annual Meeting.

What is required for admission to the Annual Meeting?

Shareholders planning to attend the Annual Meeting must notify the Company at least 48 hours in advance of the meeting by contacting our corporate secretary, Steven Fitzpatrick, at (586) 920-0100. Shareholders who are street name holders must also bring a copy of a brokerage statement reflecting their ownership as of the Record Date in order to attend the Annual Meeting. Shareholders voting their shares by proxy do not need to attend the Annual Meeting. The Company urges all shareholders to promptly submit their proxy for the meeting regardless of whether you plan to attend in person. Your vote is important.

What is a proxy?

A proxy is your legal designation of another person to vote on your behalf. By completing and returning the enclosed proxy card, you are authorizing the people appointed as proxies by our Board to vote your shares as indicated on the proxy card.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding and entitled to vote on the Record Date will constitute a quorum, permitting business to be conducted at the meeting. As of the Record Date, 26,317,326 shares of our common stock are outstanding and entitled to vote. Proxies that are received and marked as withholding authority, abstentions, and broker non-votes will be included in the calculation of the number of shares considered to be represented at the meeting.

How do I vote?

You may vote by mail or by following the alternative voting procedures described on the accompanying proxy card. If you complete, sign, and return the proxy card, it will be voted as you direct. If no choice is specified on a signed proxy card, the people named as proxies will vote in accordance with the recommendations of the Board, as set out below.

If you hold shares in street name through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Under current stock exchange rules, brokers who do not have instructions from their customers may not use their discretion in voting their customers’ shares on certain specific matters that are not considered to be routine matters, including the election of directors, executive compensation, and other significant matters. The proposals in this proxy statement to elect the nominees for director and to approve the conversion of the Company to a Nevada corporation are not considered to be routine matters. Therefore, without your specific instructions, your shares will not be voted on these matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such broker non-votes, however, will be counted in determining whether there is a quorum. You should follow the directions provided by your nominee regarding instructions on how to vote your shares.

The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm is considered a routine matter. If beneficial owners fail to give voting instructions on the ratification of Grant Thornton LLP, then brokers, banks, and other nominees will have the discretionary authority to vote shares of our common stock with respect to this proposal.

You may vote in person at the meeting if you are a shareholder of record as of the Record Date.

What is a broker non-vote?

Generally, a broker non-vote occurs when a broker, bank or other nominee holding shares in street name for a customer is precluded from exercising voting discretion on a particular proposal because (1) the beneficial owner has not instructed the nominee on how to vote, and (2) the nominee lacks discretionary voting power to vote such issues. Under NASDAQ rules, a nominee does not have discretionary voting power with respect to the approval of non-routine matters absent specific voting instructions from the beneficial owners of such shares.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the people named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth together with each proposal in this proxy statement. In summary, the Board recommends a vote:

•
FOR the election of the nominated slate of directors.
•
FOR the approval of the conversion of the Company to a Nevada corporation.
•
FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm.

What vote is required to approve each proposal?

•
Election of Directors. The affirmative vote of the holders of shares of our common stock representing a plurality of the shares of our common stock voting on the matter is required for the election of directors. Votes withheld and broker non-votes are not counted toward a nominee’s total number of votes.
•
Conversion Proposal. For the proposal to approve the conversion of the Company to a Nevada corporation, the affirmative vote of a majority of the outstanding shares of our common stock, assuming a quorum is present at the Annual Meeting, is required for approval. A properly executed proxy marked “ABSTAIN” or not marked at all with respect to this matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the proposal.
•
Other Proposals. For the other proposals, the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting, assuming a quorum is present, will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted. It will, however, be counted for purposes of determining whether there is a quorum. Accordingly, abstention will have no effect on the outcome of the vote.

Are there other matters to be voted on at the Annual Meeting?

As of the date of this proxy statement, our Board does not know of any other matters that may come before the meeting. Should any other matter requiring a vote of the shareholders arise and be properly presented at the meeting, the proxy included with this proxy statement confers upon the people named in the proxy and designated to vote the shares discretionary authority to vote or otherwise act with respect to any such matter in accordance with their best judgment.

Can I revoke or change my proxy after I return my proxy card?

Yes. Any proxy may be revoked by a shareholder at any time before it is exercised at the meeting by delivering to our secretary a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting.

Who is paying for the expenses involved in preparing and mailing this proxy statement?

Universal is paying the expenses involved in preparing, assembling, and mailing these proxy materials and all costs of soliciting proxies. Our executive officers and other employees may solicit proxies, without additional compensation, personally and by telephone and other means of communication. We will reimburse brokers and others holding our common stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxy materials to beneficial owners.

How many directors are there?

Our bylaws require that we have at least one but not more than 13 directors, and the precise number of directors is fixed by resolution of the Board. Currently, we have 11 directors. The Board has recommended 11 nominees for election at the meeting.

How long do directors serve?

Under our bylaws, each director holds office until the next annual meeting of shareholders after the director’s election and until a successor is elected and qualified, or until the director’s earlier resignation, removal, or death. Our shareholders elect successors for directors whose terms have expired at the meeting, and the Board elects directors to fill new positions and vacancies in unexpired terms on the Board.

Do the shareholders elect the executive officers?

No. The Board elects our executive officers, who hold office until their successors are elected and qualified or until their earlier death, retirement, resignation, or removal.

Where can I find the voting results of the Annual Meeting?

The Company will publish final voting results of the meeting on a Form 8-K within four business days after the meeting on April 23, 2025.

Our Website

We maintain a website at www.universallogistics.com. The information on our website is not a part of this proxy statement, and it is not incorporated into any other filings we make with the SEC. We use our website as a means of disclosing material non-public information and for complying with our disclosure obligations under the SEC’s Regulation FD. Such disclosures typically will be included within the Investor Relations section of our website. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, and public conference calls and webcasts.

Whether or not you plan to attend the Annual Meeting, you are urged to promptly submit your proxy.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Directors

Our Board currently consists of 11 directors. Members of our Board are elected annually to serve until the next annual meeting of shareholders or until their successors are elected and qualified. Our Board has nominated for election each of the current directors. The biography of each of the nominees below contains information regarding the person’s service as director, business experience, director positions held currently or at any time during the last five years, and the experience, qualifications, attributes, or skills that caused the Board to determine that the person should serve as a director.

Grant E. Belanger	Director Since 2016

Grant E. Belanger, age 64, is currently the principal of G. Belanger Consultants LLC, a management consulting firm. Mr. Belanger retired in 2015 from Ford Motor Company. There, he held various management positions for 30 years, including executive director of Material Planning and Logistics. Mr. Belanger previously served as a member of the board of directors of Ford Otosan, a publicly traded joint venture between Ford and Koc Holding located in Kocaeli, Turkey. He currently serves on our Audit Committee. Mr. Belanger brings to the Board demonstrated leadership abilities and a keen understanding of the transportation, logistics, and manufacturing businesses, both domestically and internationally. His ability to offer the perspective of the original equipment manufacturer on critical business issues is invaluable to the Board.

Frederick P. Calderone	Director Since 2009

Frederick P. Calderone, age 74, retired in 2016 after over 20 years of service as a vice president of a diversified holding company headquartered in Warren, Michigan. Mr. Calderone is widely recognized for his expertise in corporate, partnership, and individual income tax matters; estate planning; tax planning for multinational businesses; mergers, acquisitions and commercial transactions; tax controversies and litigation; and corporate accounting. Earlier in his career, Mr. Calderone was a partner with Deloitte, Haskins, & Sells. Mr. Calderone is also a member of the board of directors of PAMT CORP (NASDAQ: PAMT), a position he has held since 1998. Mr. Calderone possesses a long history of advising and providing executive oversight to transportation and logistics companies. With his thorough understanding of financial reporting, generally accepted accounting principles, financial analytics, taxation, and budgeting, Mr. Calderone brings to the board a unique combination of expertise in accounting, strategic planning, and finance.

Daniel J. Deane	Director Since 2009

Daniel J. Deane, age 69, has served as president of Nicholson Terminal & Dock Company since 1990. Mr. Deane also serves as president of Shamrock Chartering Company and has been a member of the Society of Naval Architects and Marine Engineers since 1985. He is a member of the International Stevedoring Council. Previously, Mr. Deane served on the board of Southern Wayne County Regional Chamber and is a past president of the Port of Detroit Operators Association. He currently serves on our Audit Committee. Mr. Deane possesses significant experience in operations, management, finance, and strategic planning for various companies in the transportation industry. His deep knowledge of not only operators providing numerous modes of transportation services but also the practices and procedures of OEMs and other shippers qualifies Mr. Deane as an instrumental resource in his capacity as a director.

Clarence W. Gooden	Director Since 2018

Clarence W. Gooden, age 73, retired from CSX Corporation in May 2017. During his 47 years at CSX, Mr. Gooden held numerous leadership positions, including vice chairman and president from September 2015 through February 2017. Mr. Gooden currently serves on the board of Milestone Investment Holdings, LLC. He previously served as a director of the National Association of Manufacturers, TTX Company, and the National Freight Transportation Association and as a member of the Atlanta Federal Reserve Bank’s Trade and Transportation Advisory Council. Mr. Gooden possesses extensive experience and a network of relationships in railroads, transportation, logistics, finance, energy, and commodities. A proven industry leader, he brings the perspective and insight of a successful transportation executive to the Board’s role in formulating and evaluating the Company’s business planning and execution.

Marcus D. Hudson	Director Since 2023

Marcus D. Hudson, age 54, is a Senior Managing Director of Calderone Advisory Group with expertise in insolvency and restructuring. Mr. Hudson has more than 25 years of financial executive leadership, consulting and advisory experience across a broad range of industries including manufacturing, municipalities, and utilities. He has served in senior leadership positions with Wayne County Airport Authority, Tecumseh Products Company, and BBK, Ltd. Mr. Hudson is a certified public accountant, and he holds degrees from the University of Michigan, Ross School of Business (M.B.A.) and Michigan State University (B.A., Accounting). Mr. Hudson has a deep understanding of finance and accounting and familiarity with the industries in which the Company’s customers operate. His experience brings a unique perspective that will enhance the Board during a transformational time in the transportation industry.

Matthew T. Moroun	Director Since 2004

Matthew T. Moroun, age 51, serves as Chair of our Board, Executive Committee, and Compensation Committee. Mr. Moroun significantly influences the management and operating policies of other family-owned businesses engaged in transportation, insurance, business services, and real estate development and management. He has also served as a director of PAMT CORP (NASDAQ: PAMT) since 1992 and its Chair since 2007. Mr. Moroun is the father of Matthew J. Moroun, a member of our Board. Mr. Matthew T. Moroun’s long-term, substantive leadership experience enables him to provide operational, financial, capital markets, and strategic expertise to our Board. He possesses first-hand knowledge of market-leading practices in our industry. His perspective on transportation, automotive, real estate, infrastructure, and government relations enhances the Board’s ability to oversee and direct our strategy, business planning, and execution.

Matthew J. Moroun	Director Since 2020

Matthew J. Moroun, age 24, is a director of Universal. He is also employed in other Moroun family-owned businesses engaged in transportation and business services. Mr. Moroun has served as a director of PAMT CORP (NASDAQ: PAMT) since 2020. Mr. Moroun holds a B.B.A. in Finance from the Mendoza College of Business at the University of Notre Dame. Mr. Moroun is the son of our Chairman, Matthew T. Moroun. Mr. Matthew J. Moroun provides an important perspective to the Board during this period of disruption and transformation in the industry. Furthermore, Moroun family members have a special interest in our persistent success and have always played an important role in our business. Mr. Moroun’s contributions to the Board upholds this tradition of family stewardship.

Tim Phillips	Director Since 2020

Tim Phillips, age 59, became our President and CEO in January 2020. He previously served in a host of different leadership and operational positions at Universal since 1989. Mr. Phillips holds a Bachelor of Business Administration in Business Management from Eastern Michigan University. His wealth of experience at Universal across several operating segments, along with his knowledge of the day-to-day management of the Company, provides the Board with an important perspective in establishing and overseeing the financial, operational, and strategic direction of the Company.

Michael A. Regan	Director Since 2013

Michael A. Regan, age 70, is Chief Relationship Development Officer of TranzAct Technologies, Inc., a privately held logistics information company that he co-founded in 1984. Mr. Regan was Chief Executive Officer and Chairman of the board for TranzAct until 2011. Prior to starting TranzAct, Mr. Regan worked for Bank of America, PriceWaterhouse, and the Union Pacific Corporation. He is a certified public accountant with a B.S.B.A. from the University of Illinois at Urbana-Champaign. He serves or has served on the boards of numerous industry groups including the American Society of Transportation & Logistics, National Industrial Transportation League and the National Association of Strategic Shippers. He is the past chairman of the Transportation Intermediaries Association Foundation and was the recipient of the 2014 Council of Supply Chain Management Professionals Distinguished Service Award. Mr. Regan’s extensive experience in the logistics industry and his background and experience in both internal and external auditing make him uniquely qualified to serve on our Board.

Richard P. Urban	Director Since 2004

Richard P. Urban, age 83, is Chair of our Audit Committee. Mr. Urban previously served as an executive in various supply and logistics capacities at DaimlerChrysler AG and several of its predecessor companies. He has an M.B.A. from Michigan State University. Mr. Urban brings to the board a comprehensive understanding of the challenges and opportunities in the transportation industry. His management experience with supply and logistics operations not only provide him with insight into our financial affairs but also enable him to conduct effective oversight of the Company’s actions.

H. E. Scott Wolfe	Director Since 2014

H. E. Scott Wolfe, age 79, served as our Chief Executive Officer from December 2012 through December 2014. Mr. Wolfe served as President and Chief Executive Officer of LINC Logistics Company, which is now one of our subsidiaries, from March 2002 to December 2012. He also led the development of Logistics Insight Corp., which is also a subsidiary, since its formation in 1992. Earlier in his career, Mr. Wolfe was manager of inbound transportation at American Motors Corporation, where he established that company’s first corporate programs for logistics and transportation management. For 15 years, Mr. Wolfe was employed at General Motors, where he held various plant, divisional and corporate responsibilities. Mr. Wolfe has taught college courses in logistics and transportation management. Mr. Wolfe brings to the Board significant insight into our asset-light business model and extensive personal leadership skills.

Director Independence

NASDAQ listing standards generally require that, unless a listed company qualifies as a controlled company, a majority of the members of the company’s board of directors must be independent. The listing standards define a controlled company as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. In the case of Universal, more than 50% of the voting power is held by a group of family trusts established for the benefit of the Moroun family. Our Chair, Matthew T. Moroun, is trustee of these trusts with investment authority over the shares in the trust. He has the authority to appoint or remove the special trustee of each trust. Fred Calderone, one of our directors, serves as the special trustee of these trusts and exercises voting authority over their respective shares. Universal has, therefore, elected to be treated as a controlled company in accordance with Rule 5615(c) of the NASDAQ Listing Rules. Accordingly, we are not subject to the NASDAQ rules that would otherwise require us to have (i) a majority of independent directors on the Board, (ii) a compensation committee composed solely of independent directors, and (iii) a nominating committee composed solely of independent directors. Recently, however, our Board reviewed the independence of its director nominees and determined that seven of them, Messrs. Belanger, Deane, Gooden, Hudson, Regan, Urban, and Wolfe, meet the standards for independence required by applicable NASDAQ listing standards. In making this determination, our Board has concluded that none of the independent directors has a relationship that, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Board Structure and Role in Risk Oversight

Our Board has chosen to separate the positions of Chairman and CEO. Matthew T. Moroun is the Chairman of the Board and Tim Phillips is the President and CEO. This separation allows for greater oversight by the Board, which is actively involved in overseeing risks that could affect us. These activities are conducted primarily by the Audit Committee (as disclosed in the committee description below and in its charter), the Environmental, Social and Governance Committee (to which the Board has appointed a representative, Mr. Belanger), and by the full Board, which has retained responsibility for general oversight of risks. The Board satisfies this responsibility through full reports by our committee chairs regarding each committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within the Company.

Board Meetings

During 2024, our board of directors held four meetings. All incumbent directors attended at least 75% of the meetings of our Board, including committees on which they then served, during the period that they served.

Board Committees

Our board of directors maintains and appoints members to three standing committees: Audit Committee, Compensation Committee, and Executive Committee. The membership of these committees, as of March 7, 2025, is as follows:

Audit Committee	Compensation Committee	Executive Committee
Grant E. Belanger	Matthew T. Moroun*	Matthew T. Moroun*
Daniel J. Deane	Tim Phillips	Tim Phillips
Richard P. Urban*

* Committee Chair

Audit Committee. We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee has three members. Each of the members is an independent director as independence for Audit Committee members is defined in the NASDAQ listing standards and the rules of the SEC. The Audit Committee has a charter that has been approved by our Board and is available on our website, at www.universallogistics.com under the caption of Investor Relations and Corporate Governance.

The Audit Committee met eight times in 2024. The Audit Committee assists our Board in overseeing our accounting and financial reporting process, internal controls and audit functions, and is directly responsible for the appointment, retention, and compensation of our registered public accounting firm. Our Board has determined that Messrs. Belanger, Deane, and Urban are each qualified as an audit committee financial expert, as that term is defined in the rules of the Securities and Exchange Commission. More information about the Audit Committee is included below under the heading Audit Committee Report.

Compensation Committee. Our Board appointed Matthew T. Moroun and Tim Phillips as the two members of our Compensation Committee based on our status as a controlled company under the NASDAQ Listing Rules. This committee, which met once in 2024, assists our Board in carrying out its responsibilities relating to compensation and benefits for our executive officers. The Compensation Committee’s responsibilities and authority include:

•
Reviewing trends in management compensation and the competitiveness of our executive compensation programs.
•
Overseeing the development of new compensation plans and approving or recommending for determination by our Board certain revisions of existing plans.
•
Determining, or recommending for determination by our Board, the salaries, bonus and other compensation for executive officers and key employees other than our CEO.
•
Reviewing and making recommendations concerning long-term incentive compensation plans, including stock option and other equity-based plans.
•
To the extent eligible to do so, acting as the committee of our Board that administers equity-based plans, incentive compensation plans and employee benefit plans.
•
Reviewing and approving, or recommending to our Board for approval, compensation packages for new officers and severance arrangements for officers.

The Board evaluates the performance of our CEO and determines his salary, bonus and other compensation. The Board also determines the compensation of our directors and administers our equity-based compensation plans with respect to awards to our named executive officers and our directors.

If a member of a committee of our Board is absent from a meeting, the bylaws give board committees authority to unanimously appoint another member of our Board to act at the meeting in place of the absent committee member. While the Compensation Committee could use this authority, it has no plans to do so. The Compensation Committee has the authority to retain compensation consultants but does not currently use compensation consultants. The Compensation Committee operates without a written charter.

Executive Committee. The Executive Committee exercises the authority of our Board in accordance with the bylaws between regular meetings of our Board. The Executive Committee met four times during 2024.

Other. Universal established an Environmental, Social and Governance Committee, which is comprised of our CFO, Vice President – Finance and Investor Relations and Secretary, and other subject matter experts. The Board appointed one of its members, Grant Belanger, as a Board representative to the ESG Committee, which reviews and manages the Company’s ESG policies, programs and practices. The ESG Committee, which met four times in 2024, also oversees the Company’s environmental, health and safety performance by reviewing the Company’s practices relating to these matters and modifying them where necessary to comply with applicable legislation, regulation and influential industry standards.

Director Nominating Process. Our Board nominates candidates for election to our Board, and each member of our Board participates in the consideration of director nominees. Our Board believes that it can adequately fulfill the functions of a nominating committee without having to appoint an additional committee to perform that function. Our Board believes that not having a separate nominating committee saves the administrative expense that would be incurred in maintaining such a committee and saves time for directors who would serve on a nominating committee if it were established. As there is no nominating committee, we do not have a nominating committee charter.

At least a majority of our independent directors participate in the consideration of director nominees. These directors are independent, as independence for nominating committee members is defined in the NASDAQ listing standards. However, so long as the Company continues to be a controlled company within the meaning of NASDAQ Rule 5615(c), the Board may be guided by the recommendations of the Company’s controlling shareholders in its nominating process. After discussion and evaluation of potential nominees, the full Board selects the director nominees.

Our Board considers individuals whom our shareholders recommend as potential director nominees. Shareholders may submit their recommendations to our Secretary, Steven A. Fitzpatrick, at 12755 E. Nine Mile Road, Warren, Michigan 48089. Each recommendation should include a personal biography of the suggested nominee, a description of the background or experience that qualifies the person for consideration, and a statement that the person has agreed to serve if nominated and elected.

Our Board uses an informal process to identify potential Board nominees. Candidates have been recommended by an executive officer or director and considered by our Board and generally have been known to one or more of our Board members. Our Board has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director. The Board has determined that the Board as a whole must have the right diversity, mix of characteristics, and skills for the optimal functioning of the Board in its oversight of the Company. In evaluating candidates for nomination, our Board considers the factors it believes to be appropriate, which would generally include the candidate’s independence, personal and professional integrity, business judgment, relevant experience and skills, including those related to transportation and service providers to the automotive industry, and potential to be an effective director in conjunction with the rest of our Board in collectively serving the long-term interests of our shareholders. Although our Board has the authority to retain a search firm to assist in identifying director candidates, there has to date been no need to employ a search firm. Our Board does not evaluate potential director nominees differently based on whether they are recommended to our Board by a shareholder.

Director Compensation

The following table sets forth the compensation information for the one-year period ending December 31, 2024, for each non-employee director who served during such period.

Name (1)	Fees Earned or Paid in Cash ($)	Fees Earned or Paid in Stock ($) (2)	All Other Compensation ($)	Total ($)
Grant E. Belanger	50,032	14,968	-	65,000
Frederick P. Calderone	50,000	-	-	50,000
Daniel J. Deane	55,000	-	-	55,000
Clarence W. Gooden	50,000	-	-	50,000
Marcus D. Hudson	50,000	-	-	50,000
Matthew J. Moroun	35,032	14,968	-	50,000
Matthew T. Moroun	85,032	14,968	-	100,000
Michael A. Regan	40,006	9,994	-	50,000
Richard P. Urban	50,032	14,968	-	65,000
H.E. Scott Wolfe	50,000	-	-	50,000

(1)
Our CEO, Tim Phillips, serves on our Board. He has been omitted from this table since he is our employee and did not receive any additional compensation for his board service. Mr. Phillips’ compensation is included in the Summary Compensation Table on page 19 of this proxy statement.
(2)
This column reflects the value of shares of common stock granted as part of the annual retainer paid to non-employee directors based on the closing market price of $45.22 per share of our common stock on May 6, 2024, which was the date of the grant, as reported on the NASDAQ Global Market.

Compensation Arrangements for Non-Employee Directors

Director compensation is determined by our Board. For 2024, we paid our non-employee directors an annual retainer of $50,000. We paid the Chair, which is a non-officer position, an annual retainer of $100,000. We paid the Chair of our Audit Committee an additional annual retainer of $15,000, and we paid the other members of the Audit Committee an additional retainer of $5,000. We also paid the Board representative on our ESG Committee an additional retainer of $10,000. Each director may elect for the Company to pay up to $15,000 of the annual retainer in the form of shares of the Company’s common stock. The Company pays the cash portion of the annual retainer in two installments, and it pays the stock portion, if any, once annually. We also reimbursed our directors for their expenses incurred in attending board and committee meetings, including expenses for food, lodging, and transportation.

Communications with Directors and Attendance at the Annual Meetings

Shareholders may communicate directly with our Board as a group by writing to our Board, addressed to the attention of the secretary of the Company, 12755 E. Nine Mile Road, Warren, Michigan 48089. Our secretary reviews all correspondence and forwards to our Board a summary of the correspondence, and copies of all of the correspondence that, in the secretary’s opinion, deal with the functions of our Board or any of its committees or that our secretary otherwise determines requires the attention of our Board. Directors may at any time review a log of all of the correspondence that is addressed to our Board and request copies of any and all of the correspondence.

Our Board has a policy of encouraging our directors to attend the Annual Meeting. In 2024, all of our directors attended the meeting except for Daniel J. Deane, who was excused for good reason.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to all our directors, officers and employees, including our CEO and CFO. Our Code of Business Conduct and Ethics appears on our website at www.universallogistics.com under the caption Investor Relations and Corporate Governance. We intend to post on our website all disclosures that are required by law or NASDAQ listing standards concerning any amendments to, or waivers from, any provision of the code.

Compensation Committee Interlocks and Insider Participation

In 2024, Matthew T. Moroun and Tim Phillips served as members of the Compensation Committee for the full year as allowed under NASDAQ Rule 5615(c) based on the Company’s status as a controlled company. Mr. Moroun is Chair of the Board, and Mr. Phillips is also a member of our Board. Information regarding certain transactions between Universal and entities controlled by the Moroun family is provided in the section entitled “Transactions With Related Persons” beginning on page 10 of this proxy statement. None of our executive officers serves as a director or member of the Compensation Committee of another entity in a case where an executive officer of such other entity serves as a director or member of our compensation committee.

Derivative Trading, Insider Trading, Hedging and Trading Plans

The Company has a policy that prohibits directors, officers and other covered employees from engaging in short-term investment activity in the Company’s securities, such as trading in or writing options, arbitrage trading or day trading. The Company’s securities trading policy is designed to promote compliance with insider trading laws, rules, and regulations, and it governs the purchase, sale, and other disposition of securities by directors, officers, and employees. The Company’s policy also prohibits directors and employees from engaging in hedging or monetization transactions, including the through use of financial instruments such as prepaid variable forwards, equity swaps, collars, exchange funds, and any other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, without pre-approval of the chief financial officer. In addition, the Company’s policy requires that directors, officers and other covered employees must inform the office of the chief financial officer before buying or selling any beneficially owned common stock of the Company or entering into a trading plan under the SEC’s Rule 10b5-1. To review our securities trading policy, see Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2024.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Audit Committee reviews and approves related person transactions that involve us and are of the type that are required to be disclosed in our proxy statement by SEC rules. A transaction may be a related person transaction if any of our directors, executive officers, owners of more than 5% of our common stock, or members of their immediate family, have a material interest in the transaction and the amount involved exceeds $120,000. The Audit Committee approves a related person transaction if it determines that the transaction is at least as favorable to us as could have been obtained if the transaction had been with a person who is not related to us or is in our best interest.

Matthew T. Moroun is Chair of our Board of Directors and his son, Matthew J. Moroun, is a member of our Board. Certain Moroun family trusts beneficially own a majority of our outstanding shares. Matthew T. Moroun is trustee of these trusts with investment authority over the shares in the trusts, and Frederick P. Calderone, a member of our Board, is special trustee of these trusts with voting authority over the shares. See “Director Independence” on page 6. Matthew T. and Matthew J. Moroun also exercise significant influence over the management and operating policies of other family-owned businesses engaged in transportation, insurance, business services, and real estate development and management. Subject to our Audit Committee’s review and approval, Universal transacts business with these affiliates in the ordinary course of business.

We are party to a registration rights agreement governing our shares that are beneficially owned by the Moroun family. Subject to conditions and exceptions, the Moroun family may require us to register their securities if the anticipated aggregate offering price of the securities covered by the registration exceeds $25 million. Also, if we propose registering any of our securities, subject to certain exceptions and limitations, we are required to give the Moroun family the opportunity to participate in the registration. If a registration is underwritten and the managing underwriter advises us that marketing factors require a limitation on the number of shares that may be underwritten, we generally receive first priority with respect to the shares issued and sold. We generally are required to pay the registration expenses in connection with registration.

Companies affiliated with the Moroun family provide us with various business and administrative support services, including legal, human resources, tax, and information technology services. The cost of these services is based on the actual or estimated utilization of the specific services and is charged to the Company. These costs totaled $7.9 million and $6.4 million for 2024 and 2023, respectively.

We do business with other companies affiliated with the Moroun family, and we expect it to continue for the foreseeable future. We periodically carry freight at market rates for trucking companies affiliated with the Moroun family in the ordinary course of business. Revenue for these services totaled $1.7 million in 2024 and $5.1 million in 2023. These trucking companies also provided transportation services to us at market rates in the ordinary course of business. The cost of these services for 2024 and 2023 totaled $0.1 million and $0.3 million, respectively.

We pay Moroun-affiliated entities the direct variable cost of maintenance, fueling, and other operational support costs for services delivered at our affiliate’s trucking terminals that are geographically remote from our own facilities. Such costs are billed when incurred, paid on a routine basis, and reflect actual labor utilization, repair parts costs or quantities of fuel purchased. The cost of these services for 2024 and 2023 totaled $13.7 million and $9.2 million, respectively.

We lease 25 facilities from related parties. Our occupancy of these facilities is either on a month-to-month basis or for multi-year periods for which we are invoiced monthly. Leasing properties from a related party affords us significant operating flexibility. However, we are not limited to such arrangements. At December 31, 2023, we leased 31 facilities from related parties. During 2024 and 2023, we paid an aggregate of $19.7 million and $13.6 million, respectively, in rent and related costs to affiliates. In 2024, we also leased space in one of our terminals to a Moroun-family affiliate. Rental revenues during 2024 and 2023 totaled $2.4 million and $1.6 million, respectively. We believe that the rent we currently pay and receive for these properties is at market rates.

We purchase our employee medical, commercial auto liability, commercial general liability, workers compensation, motor cargo liability, and other insurance from an insurance company affiliated with the Moroun family. In 2024 and 2023, we paid this affiliate $85.4 million and $76.9 million, respectively. We believe that the rates we paid for these services reflect market rates.

During 2024, we purchased trailers from an affiliate totaling $4.5 million. During 2023, we purchased used tractors and new trailers from affiliates totaling $6.3 million and $5.1 million, respectively. During 2023, we also contracted with an affiliate to provide real property improvements for us totaling $5.3 million.

In June 2022, we executed a real estate contract with an affiliate to acquire a multi-building office complex located in Warren, Michigan for $8.3 million. The purchase price was established by an independent, third-party appraisal. The Company made an initial deposit of $0.2 million in 2022 and paid the balance at closing in the first quarter of 2023.

In November 2024, we sold an inactive Mexican subsidiary to an affiliate for approximately $0.1 million. The purchase price was based on the book value of the net assets sold in the transaction, and as such, no gain or loss was recorded.

In August 2023, we exercised our right of first refusal to acquire 3,750 shares of restricted stock from H.E. Scott Wolfe, our director, for $120,900 based on the closing market price on the effective date of the transaction.

We believe that substantially all of the above transactions were entered into on terms at least as favorable to us as could have been obtained from persons who were not related to us, and each of the transactions was in our best interest. We expect to continue certain transactions that are similar to those described above with Moroun-affiliated entities in 2025.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Under the proxy rules of the SEC, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules.

The following table sets forth certain information as of March 7, 2025, regarding beneficial ownership of our common stock by: (i) each person who is known to us to own beneficially more than 5% of our common stock; (ii) each of our directors and nominees; (iii) each of the named executive officers in the Summary Compensation Table on page 19 of this proxy statement; and (iv) the total for our current directors and named executive officers as a group.

Name or Group of Beneficial Owner	Shares Beneficially Owned (1)	Percent of Class (2)
5% Shareholders:
FMR LLC (3)	2,783,347	10.6%
Directors, Nominees, and Named Executive Officers:
Matthew T. Moroun (4)	19,199,192	73.0%
Matthew J. Moroun (5)	1,568	*
Grant E. Belanger	1,019	*
Frederick P. Calderone (6)	590	*
Daniel J. Deane	-	-
Clarence W. Gooden	-	-
Marcus D. Hudson	324	*
Michael A. Regan	614	*
Richard P. Urban	11,568	*
H.E. Scott Wolfe	10,000	*
Tim Phillips (7)	97,276	*
Jude M. Beres (7)	36,185	*
Directors and named executive officers as a group (12 persons)	19,358,336	73.6%
Total Outstanding Shares as of March 7, 2025	26,317,326

* Denotes less than 1%.

(1)
The number of shares beneficially owned includes any shares over which the person has sole or shared voting power or investment power and also any shares that the person can acquire within 60 days of March 7, 2025, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with the person’s spouse) over the shares set forth in the table. Includes shares that may be acquired pursuant to restricted stock awards granted under our equity incentive plan that vest within 60 days of March 7, 2025.
(2)
The percentages shown are based on the 26,317,326 shares of our common stock outstanding as of March 7, 2025, plus the number of shares that the named person or group has the right to acquire within 60 days of that date. For purposes of computing the percentage of outstanding shares of common stock held by each person or group, any shares the person or group has the right to acquire within 60 days of March 7, 2025 are deemed to be outstanding with respect to such person or group but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person or group.
(3)
Based on information set forth in a Schedule 13G dated December 6, 2024 filed by FMR LLC which indicates that, as of November 29, 2024, FMR LLC had sole voting power with respect to 2,783,088 shares and sole dispositive power with respect to 2,783,347 shares. The address of FMR LLC is 245 Summer Street, Boston, MA 02210. We make no representation as to the accuracy or completeness of the information reported.

(4)
The number of shares shown includes 236,917 shares beneficially owned by Redoubtable LLC, for which Matthew T. Moroun serves as manager and exercises voting and investment power over the shares. The number of shares shown also includes 11,866,015 shares beneficially owned by the 2020 Irrevocable Lindsay S. Moroun Trust dated November 24, 2020 (“2020 Lindsay Moroun Trust”), 3,871,527 shares beneficially owned by the 2020 Irrevocable Nora M. Moroun Trust (“2020 Nora Moroun Trust”), 3,200,000 shares beneficially owned by the Swiftsure Irrevocable Trust Under Agreement dated December 26, 2012, as decanted November 28, 2020 (“Swiftsure Trust”), and 24,402 shares beneficially owned by the 2020 Irrevocable Agnes Anne Moroun Trust (“2020 AAM Trust”). Matthew T. Moroun serves as trustee of each of these four trusts with investment power over the shares held by each of them. Frederick P. Calderone serves as special trustee of the four trusts with sole voting power over the shares held by each of the trusts. The number of shares shown excludes 285,550 shares owned directly by Matthew T. Moroun’s spouse, Lindsay S. Moroun, and 1,568 shares owned directly by Matthew T. Moroun’s son, Matthew J. Moroun. Matthew T. Moroun disclaims beneficial ownership of the shares held by Lindsay S. Moroun and Matthew J. Moroun, and this disclosure shall not be deemed an admission that Matthew T. Moroun is the beneficial owner of such shares.
(5)
The number of shares shown excludes 285,550 shares owned directly by Matthew J. Moroun’s mother, Lindsay S. Moroun, and the 19,199,192 shares beneficially owned by Matthew J. Moroun’s father, Matthew T. Moroun, as set forth in this table. Matthew J. Moroun disclaims beneficial ownership of the shares held by Lindsay S. Moroun and Matthew T. Moroun, and this disclosure shall not be deemed an admission that Matthew J. Moroun is the beneficial owner of such shares.
(6)
The number of shares shown excludes 11,866,015 shares beneficially owned by the 2020 Lindsay Moroun Trust, 3,871,527 shares beneficially owned by the 2020 Nora Moroun Trust, 3,200,000 shares beneficially owned by the Swiftsure Trust, and 24,402 shares beneficially owned by the 2020 AAM Trust. Mr. Calderone serves as special trustee of the four trusts with sole voting power over the shares held by each of them, and Matthew T. Moroun serves as trustee of each of these four trusts with investment power over the shares held by each of them. Mr. Calderone disclaims beneficial ownership of the shares held by Matthew T. Moroun, and this disclosure shall not be deemed an admission that Mr. Calderone is the beneficial owner of such shares.
(7)
Reflects vested and non-vested shares granted to the named executive officer as restricted stock awards. See the tables and related footnotes on page 20 of this proxy statement for a summary of the non-vested shares and vesting dates.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and people who own more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Executive officers, directors and greater than 10% shareholders are also required to furnish us with copies of the reports that they file. To our knowledge, based solely on a review of the copies of the reports furnished to us and representations received from our directors and executive officers, we believe that all reports required to be filed under Section 16(a) for 2023 were timely filed by each person who at any time during the fiscal year was a director or executive officer or held more than 10% of our common stock.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

This compensation discussion and analysis explains our compensation program for our named executive officers. Our named executive officers are Tim Phillips, our CEO and President, and Jude M. Beres, our CFO and Treasurer.

The Compensation Committee has the responsibility for establishing, implementing and continually monitoring our compensation philosophy. The Compensation Committee’s philosophy is to provide our executive leadership with total compensation that is competitive in its forms and levels, as compared to companies of similar size and business area. Generally, the types of compensation and benefits provided to our executive officers are similar to that provided to executive officers by other companies.

Goals and Philosophy

Our primary goal for the compensation of our executive officers is to create long-term value for our shareholders. Our compensation program is intended to attract, motivate, reward and retain the management talent required to achieve our corporate objectives and create long-term value for our shareholders, while at the same time making efficient use of our resources. The compensation of our executive officers is designed to reward financial and operating performance, to align their interests with those of our shareholders, and to encourage them to remain with us.

Executive Officers

Our current executive officers are Tim Phillips and Jude Beres.

Name	Age	Position	Years of Service
Tim Phillips	59	CEO and President	35
Jude M. Beres	52	CFO and Treasurer	9

___________________________

Tim Phillips. Mr. Phillips has served as CEO and President since January 2020. He previously served for one year as our Executive Vice president of Transportation. From October 2009 to January 2019, Mr. Phillips held the position of President of Universal Intermodal Services, Inc. Prior to that role, he served as President of the predecessor to UACL Logistics, LLC from January 2007 to September 2009. He also served as Vice President of the predecessor to Universal Intermodal Services, Inc. from October 2004 to December 2006 and held various operational positions there beginning in August 1989. Mr. Phillips holds a Bachelor of Business Administration in Business Management from Eastern Michigan University.

Jude M. Beres. Mr. Beres has served as CFO and Treasurer since March 2016. He previously served as the Company’s Chief Administrative Officer from April 2015 to March 2016. From 1997 to April 2015, Mr. Beres worked for multiple affiliated companies in finance and accounting. Mr. Beres has over 20 years of experience in the less-than-truckload, truckload, intermodal, and logistics industries. He holds a Bachelor of Accountancy from Walsh College.

Elements of Compensation

We have three key elements of compensation: annual base salary, cash incentive compensation, and long-term equity incentives. The annual base salary is intended to attract and retain talented executives and reward them for annual achievement. Cash incentive compensation is intended to motivate our executive officers to achieve specified financial results or superior performance. Long-term equity incentives are intended to align the interests of our executive officers with those of our shareholders by linking compensation to stock price appreciation. In addition, when the criteria for vesting of equity awards includes achieving specified financial results, the equity awards also serve the purpose of motivating our executive officers to achieve those results.

Determining Compensation

Historically, the compensation of our executive officers has been based primarily on the judgment of the Compensation Committee of our Board of Directors. Our Chairman and our Chief Executive Officer serve on the Compensation Committee in accordance with the exemption from the Compensation Committee independence requirements for controlled companies under NASDAQ Rule 5615(c). Currently, the Compensation Committee determines the compensation for our officers and key employees other than the Chief Executive Officer, while the Board makes all decisions regarding the Chief Executive Officer’s compensation and approves the equity awards to the named executive officers.

In determining compensation for our executive officers, the Compensation Committee and the Board consider competitive market compensation paid by other companies, including other transportation and logistics companies, but do not attempt to maintain a specified target percentile within a peer group or otherwise rely on compensation paid by other companies to determine our executive compensation. The Compensation Committee and the Board review and evaluate many factors, including:

•
Universal’s performance and growth
•
Financial measurements such as revenue, revenue growth, net operating income and operating ratio, and trends in those measurements
•
Leadership qualities
•
Ability to achieve strategic objectives
•
Scope and performance of business responsibilities
•
Management experience and effectiveness
•
Individual performance and performance as a management team
•
Current compensation arrangements
•
Long-term potential to maintain and enhance value for our shareholders

Our Board generally does not adhere to rigid formulas or react to short-term changes in business performance in determining the amount and mix of compensation elements but strives to achieve an appropriate mix between annual base salary, cash incentive compensation, and long-term equity incentives to meet our objectives.

The Board receives regular updates on our business results from management and reviews the quarterly financial statements and projections to assess whether executive compensation continues to be properly balanced with and supportive of our business objectives. The Board may also review information, such as reported revenue, profit levels, market capitalization, and disclosed governance practices, regarding comparably sized companies in our industry to assess our comparative performance and organizational structure. The Board uses management updates and peer information as tools to evaluate the connection between executive compensation and our performance as a business. This information is reviewed in a subjective manner. There is no implied direct or formulaic linkage between peer information and our compensation decisions. Our Board takes the view that a close connection between compensation and performance objectives encourages our executive officers to make decisions that will result in significant positive short-term and long-term returns for our business and our shareholders without providing an incentive either to take unnecessary risks or to avoid opportunities to achieve long-term benefits even though they may reduce short-term benefits for the executive officers, the business, or our shareholders.

Based on this information, the Board regularly evaluates both the short-term and long-term performance compensation for the executive officers to ensure alignment with our business objectives. The Committee also works closely with management regarding long-term equity incentives, which emphasize shareholder returns while providing enhanced retention value for key executives.

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Risk Assessment of Compensation Programs

We have conducted a review of our compensation programs, including our annual cash and other compensation programs. We believe that our policies and practices are designed to reward individual performance based on our overall Company performance and are aligned with the achievement of both long-term and short-term company goals. Our base salaries are consistent with similar positions at comparable companies and the two components of our bonus programs, operating ratios and revenue growth, are directly tied to the overall success of the organization. Based on our review of our programs, including the above noted items, we have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Annual Cash Compensation

Base Salary. Our named executive officers receive an annual base salary for services performed during the year. The base salary is established based on the scope of responsibilities, level of experience and expertise, and ability to lead and direct the Company and achieve various financial and operational objectives. Our general compensation philosophy is to pay executive base salaries that are competitive with the salaries of executives in similar positions, with similar responsibilities, at comparable companies. We have not benchmarked our named executive officer base salaries against the base salaries at any particular company or group of companies. The base salaries of our named executive officers are typically established in accordance with their respective employment agreements. They are reviewed and adjusted by the Compensation Committee or the Board, as applicable, on an annual basis after taking into account individual responsibilities, performance, and expectations. The base salaries paid to our named executive officers are set forth in the Summary Compensation Table on page 19 of this proxy statement.

Annual Cash Incentive Compensation. The practice of the Compensation Committee and the Board is to award an annual cash bonus to each of the named executive officers as part of the officer’s annual compensation. Bonuses are intended to provide the executive with an opportunity to receive additional cash compensation and are based on individual performance and the Company’s performance. The Committee and the Board believe this practice provides an incentive for strong financial and operating performance and aligns the interests of management with the interests of our shareholders.

During 2024, we awarded $410,000 to Tim Phillips and $308,747 to Jude Beres as discretionary cash bonuses, and we paid the awards in March 2025. During 2023, we awarded $378,000 to Tim Phillips and $246,000 to Jude Beres as discretionary cash bonuses, and we paid the awards in March 2024. During 2022, we awarded $588,000 to Tim Phillips and $349,315 to Jude Beres as discretionary cash bonuses, and we paid the awards in March 2023.

Other Compensation

Long-Term Equity Grants. Long-term equity incentives are awarded to our named executive officers under our 2024 Equity Incentive Plan as part of our overall compensation package. The Plan authorizes grants of stock options, restricted stock, restricted stock units, stock appreciation rights, phantom stock units, and unrestricted common stock. In recent years, the Compensation Committee and the Board have generally utilized long-term equity incentives in the form of restricted stock for our named executive officers. At the time of the Plan’s adoption, a total of 750,000 shares of our common stock, subject to adjustments, were reserved for the issuance of equity awards under the Plan. As of March 7, 2025, there were 722,356 shares available for issuance under the Plan. The Compensation Committee and the Board believe that long-term equity incentives, such as awards of restricted stock, are consistent with the Company’s philosophy and represent an additional vehicle for aligning management’s interests with the interests of our shareholders. When determining the amounts and vesting conditions of long-term incentive grants to be awarded to our named executive officers, the Board considers, among other factors, the business performance of the Company, the responsibilities and performance of the executive, and the performance of our stock price. The value of the long-term incentive grants awarded to Messrs. Phillips and Beres in 2024 are set forth in the Summary Compensation Table on page 19 of this proxy statement.

Retirement and Health Benefits. We sponsor retirement savings plans for all of our eligible employees, including our executive officers. The plans qualify under section 401(k) of the Internal Revenue Code of 1986 as amended (the “Code”). The plans include different matching provisions depending on which subsidiary or affiliate is involved. Eligible employees, including our executive officers, are allowed to make tax deductible contributions to the plan. For employees considered highly compensated, including our executive officers, we do not match plan contributions. We also offer health, vision and dental insurance to our executive officers.

Perquisites. Our policy is to provide minimal, if any, perquisites for our executive officers. This helps set an example for all employees that personal expenses are not payable from Company funds and helps to control expenses.

Post-Employment Compensation. We do not provide a defined benefit pension plan or post-retirement health insurance coverage for our executive officers or any of our other employees. We do not offer deferred compensation plans and do not have agreements that provide compensation to our executive officers based upon the occurrence of a change in control of the Company. However, our chief executive officer, Mr. Phillips, would be entitled to receive certain compensation if we terminate his employment based on a determination that it would be in our best interest. See “Potential Payments Upon Termination or Change In Control – Payments Upon Termination Based on Our Best Interest” on page 20 of this proxy statement.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, imposes a $1 million limit on the amount that a public company may deduct for compensation paid to the company’s chief executive officer, chief financial officer, or certain of the company’s other highly compensated executive officers. Historically, there was an exception to this $1 million limitation for compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation (compensation paid only if the individual’s or the company’s performance meets pre-established objective goals based on performance criteria approved by the shareholders), and compensation paid to the chief financial officer was excluded from the $1 million limit. Effective January 1, 2018, the Tax Cuts and Jobs Act eliminated the exception for performance-based compensation, and the chief financial officer’s compensation is no longer excluded. The amendments to Section 162(m) include a grandfather clause applicable to compensation paid pursuant to a written binding contract in effect on November 2, 2017 that is not materially modified after such date. We periodically review the potential consequences of Section 162(m) but do not have a specific policy to structure the compensation for our executive officers so that it will not be subject to the deduction limitations of Section 162(m).

Clawback Policy

We adopted a compensation recoupment policy with respect to certain annual incentive payments or long-term incentive payments that may be received by an executive officer, where the payment would be predicated upon achieving certain financial results that were subsequently the subject of a restatement of our financial statements, and a lower payment would have been made to the executive based upon the restated financial results. In such a case, the Board has the authority to seek to recover from the executive officer the amount by which the officer’s incentive payments for the relevant period exceeded the lower payment that would have been made based on the restated financial results.

Share Ownership Guidelines

We do not have stock ownership requirements for our executive officers.

Role of Executive Officers in the Compensation Process

The elements of executive compensation are discussed at meetings of the Compensation Committee and the Board, with significant input from our Chairman and our Chief Executive Officer. Base salary is generally determined annually but may be determined for a multi-year period at the time employment agreements are negotiated with our executive officers. Cash incentive compensation and other bonuses and forms of stock-based compensation are discussed from time to time, but there is no set schedule for making determinations regarding these types of compensation. The Committee and the Board retain considerable flexibility in deciding when to address these matters. In making its compensation decisions, the Board will usually seek input from the executive officers. However, the Board makes the final decisions on the compensation of our Chief Executive Officer and on equity awards to our executive officers, and the Committee makes the final decisions on other compensation to our executive officers. The Committee is authorized to utilize compensation consultants. Neither the Committee nor the Board utilized a compensation consultant for our 2024 executive compensation program.

Shareholder Approval of the Company’s Compensation Programs

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we provide you with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in our proxy statement in accordance with applicable regulations. At our 2017 annual meeting, our shareholders approved our proposal to provide you with this opportunity once every three years. Accordingly, at our 2023 annual meeting, shareholders overwhelmingly approved the say-on-pay resolution presented at the meeting; more than 98% of the shares represented in person or by proxy at the meeting, and more than 97% of votes cast, voted to approve our executive compensation. The Compensation Committee and the Board reviewed these voting results and, given the strong level of support, did not make any changes to our executive compensation program or principles in response to the vote. The next shareholder vote on say-on-pay is scheduled for 2026. Separately, we are required at least once every six years to conduct an advisory shareholder vote on the frequency of the say-on-pay vote. Since we last held an advisory vote on the frequency of the say-on-pay resolution in 2023, the next shareholder vote on the frequency of our say-on-pay vote is scheduled for 2029.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the compensation discussion and analysis included in this proxy statement. Based on the review and discussion, the Committee recommended to the Board that the compensation discussion and analysis be included in this proxy statement for filing with the SEC.

Compensation Committee Members

Matthew T. Moroun, Chair

Tim Phillips

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COMPENSATION TABLES

Summary Compensation Table

The following table sets forth information for the fiscal years ended December 31, 2024, 2023, and 2022 concerning the compensation of our named executive officers.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Tim Phillips Chief Executive Officer and President	2024	650,965	410,000	175,000	133	1,236,098
	2023	601,950	378,000	252,007	133	1,232,090
	2022	559,269	588,000	-	133	1,147,402
Jude Beres Chief Financial Officer and Treasurer	2024	524,645	308,747	223,575	133	1,057,100
	2023	503,373	246,000	232,887	133	982,393
	2022	479,375	349,315	-	133	828,823

(1)
The amounts shown for 2024, 2023, and 2022 represent discretionary cash bonuses paid in March of the subsequent year.
(2)
The amounts in the stock awards columns relate to time-based restricted stock awards granted in the year represented by the applicable row of the table. The dollar amounts reported represent the fair value of the awards on the grant dates, excluding the effect of estimated forfeitures, as computed in accordance with FASB Topic 718. Assumptions used in the valuation are discussed in Note 15, “Stock Based Compensation,” to the Financial Statements included in Item 15 of our Annual Report on Form 10-K for the year ended December 31, 2024.
(3)
The amounts shown represent term life insurance premiums.

Employment Agreements

Tim Phillips. Under our employment agreement with Mr. Phillips, we agreed to pay him an annual salary. Effective December 8, 2024, Mr. Phillips’ base salary was increased to $700,180. The employment agreement also contemplates a restricted stock award of 60,000 shares, which vests in installments of 20,000 shares on January 10, 2024 and 2026 and 10,000 shares on January 10, 2027 and 2028. Vesting is subject to his continued employment with the Company. The employment agreement includes provisions regarding termination of employment and non-competition, non-solicitation, and confidentiality obligations to the Company.

Jude Beres. The Company does not have a written employment agreement with Mr. Beres. Effective March 18, 2024, Mr. Beres’ annual base salary was increased to $532,324.

Our executive officers may participate in bonuses and other incentive plans that are approved from time to time by our Board or Compensation Committee. The executive officers are also entitled to any fringe benefits that we may provide for our employees in the normal course of our business.

Salary and Bonus Compared to Total Compensation

We have not established a proportion that salary and bonus should be of our executive officers’ total compensation. With respect to Mr. Phillips in 2024, his base salary and discretionary cash bonus constituted 52.7% and 33.2% of his total compensation, respectively. For Mr. Beres in 2024, his base salary and discretionary cash bonus constituted 49.6% and 29.2% of his total compensation, respectively.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information as of December 31, 2024, regarding outstanding equity awards for each of the named executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Tim Phillips	-	-	-	-	-	52,010 (2)	2,389,339	-	-
Jude Beres	-	-	-	-	-	11,553 (3)	530,745	-	-

(1)
Based on the closing market price of $45.94 per share of our common stock as reported on the NASDAQ Global Market on December 31, 2024.
(2)
This number includes an award of 60,000 shares that vests in installments of 20,000 shares on January 10 in 2024 and 2026 and installments of 10,000 shares on January 10 in 2027 and 2028. This number also includes an award of 9,134 shares that vests in four 25% installments on March 15 in 2024 through 2027. This number does not include an award on February 10, 2025 of 5,887 shares that vests in four 25% installments on March 15 in 2026 through 2029.
(3)
Includes an award of 5,000 shares that vests on February 20, 2024 and an award of 8,441 shares that vests in four 25% installments on March 15 in 2024 through 2027. This number does not include an award on February 10, 2025 of 7,521 shares that vests in four 25% installments on March 15 in 2026 through 2029.

Stock Vested in 2024

The following table contains information about restricted stock awards vested by each of our named executive officers during 2024.

Name	Option Awards		Stock Awards
	Number of shares acquired on exercise	Value realized on exercise ($)	Number of shares acquired on vesting	Value realized on vesting ($) (1)
Tim Phillips	-	-	22,284	1,023,727
Jude Beres	-	-	7,111	326,679
(1)
The value is based on the closing market price of $45.94 per share of our common stock on December 31, 2024 as reported on the NASDAQ Global Market.

Potential Payments Upon Termination or Change In Control

Generally, the employment agreements that we enter into with our named executive officers provide for payments that may be made to them following termination of their employment. We discuss below and quantify in the tables that follow the potential payments under our employment agreement with our chief executive officer and the other payments to which our named executive officers would have been entitled upon termination as of December 31, 2024. We do not currently have an employment agreement in place for Mr. Beres, and we do not have any agreements or plans that require payments to any of our named executive officers based on the occurrence of a change in control of the Company.

No Payments If There Is a Termination for Just Cause

In the event that one of our named executive officers is terminated for just cause, including conviction of a crime, moral turpitude, gross negligence in the performance of duties, intentional failure to perform duties, insubordination, or dishonesty, we would have no obligation to pay base salary, bonuses or benefits beyond the last day worked.

Payments Upon Death

In the event of the death of one of our named executive officers, we would pay the executive officer his base salary through the date of death.

Payments Upon Disability

In the event that a named executive officer becomes disabled and is unable to perform his duties, we may terminate his employment. If Mr. Phillips’ employment had been terminated due to disability, he would have been entitled to receive his base salary and benefits for three months following the date of disability, plus any bonus earned but not yet paid. We would pay the remaining bonus amounts in one or more installments on the dates contemplated at the time of the awards.

Payments Upon Termination Based on Our Best Interest

In the event that a named executive officer is terminated by our board of directors based upon a determination that such action would serve the Company’s best interest, we would generally have no obligation to pay base salary or benefits beyond the last day worked. However, Mr. Phillips would have been entitled to receive his base salary and COBRA benefits for a period of 12 months following the termination of his employment, subject to his execution of a separation agreement with the Company within 21 days.

Payments Upon Resignation, Including Retirement

Mr. Phillips had the right to resign by providing three months’ written notice of his intent to resign. Following such notice, we were entitled to terminate his employment before the end of the three-month notice period. In the event Mr. Phillips resigned with the required three months’ notice or was terminated following such notice, Mr. Phillips would have been entitled to receive his base salary and COBRA benefits through the end of the three-month notice period. Upon retirement, a named executive officer would also be entitled to receive any bonus earned but not yet paid. We would pay the remaining bonus in one or more installments on the dates contemplated at the time of the awards.

Employee Obligations

Under his employment agreement, Mr. Phillips agreed not to compete with, or solicit or retain business that is competitive with, our business, or that of specified affiliates of our chairman of the board, Mr. Matthew T. Moroun, for 12 months after his employment with us terminates. Mr. Phillips also agreed that he will not for two years after his employment with us terminates encourage, solicit or otherwise attempt to persuade any of our employees or any employees of the specified affiliates to leave our employment or employment with the specified affiliates. If Mr. Phillips hires one of our employees, he must pay us 30% of the employee’s first year’s gross compensation. Under the employment agreement, Mr. Phillips also agreed to maintain the confidentiality of our proprietary information.

Stock Awards

Unvested shares of restricted stock are generally forfeited at the time of termination. However, certain awards of restricted stock to our named executive officers contain provisions under which the unvested shares will either continue to vest or automatically vest upon a termination due to death, disability, termination without cause, retirement after reaching a specified age or in other circumstances at the discretion of the board of directors or the compensation committee. Our restricted stock award agreements with Mr. Phillips provides that, subject to his compliance with the covenants in his employment agreement that survive his retirement, any unvested shares of restricted stock granted under the agreement will continue to vest in accordance with the agreement’s vesting schedule if Mr. Phillips’ continued service with us terminates due to his voluntary retirement after he reaches the age of 62.

Phillips Employment Agreement

We entered into an employment agreement with Mr. Phillips on January 10, 2020. Mr. Phillips has agreed not to compete with, or solicit or retain business that is competitive with, our business or that of specified affiliates for a period of six months after Mr. Phillips’ employment with us terminates. In the event that Mr. Phillips is terminated in the best interest of the Company, the duration of his covenant not to compete can be extended for one year, in which case Mr. Phillips will be entitled to receive a base salary for a period of 12 months. Mr. Phillips has also agreed that he will not, for a period of 24 months after termination, encourage, solicit or otherwise attempt to persuade any of our employees or any employees of the specified affiliates to leave our employment or employment with the specified affiliates. If Mr. Phillips hires, directly or indirectly, an employee from us or a specified affiliate during the restricted period, Mr. Phillips has agreed to pay us or our affiliate 30% of the employee’s first year’s gross compensation. Under his employment agreement, Mr. Phillips has also agreed to maintain the confidentiality of our proprietary information.

Table of Payments Upon Termination of Employment

The following tables provide information regarding amounts payable to each of our named executive officers for 2024 in connection with the termination of his employment. The amounts shown assume that termination of employment was effective as of December 31, 2024, the last business day of our 2024 fiscal year, and include estimates of the amounts that would have been paid. Except as indicated below, amounts payable under employment agreements would be paid in equal installments pursuant to the Company’s regularly scheduled payrolls. The actual amounts would only be determined upon an officer’s termination of employment.

	Tim Phillips
Benefits and Payments Upon Termination	Just Cause ($)	Death ($)	Disability ($)	Best Interest of the Company ($)(1)	Resignation ($)(2)	Retirement ($)
Base Salary	-	-	175,045	700,180	175,045	175,045
Continuation of Medical and Dental Benefits (3)	-	-	3,935	15,740	-	-
Continuation of Cash Bonus Awards (4)	-	-	110,000	-	-	110,000
Acceleration of Restricted Stock Awards (5)	-	-	-	-	-	-
Total:	-	-	288,980	715,920	175,045	285,045

(1)
Mr. Phillips is entitled to receive his base salary and benefits for a period of 12 months following termination in the best interest of the Company.
(2)
Assumes we would have terminated employment immediately following receipt of notice of intent to resign.
(3)
Represents value of COBRA payments to which Mr. Phillips would have been entitled.
(4)
Upon disability or retirement, Mr. Phillips is entitled to receive any discretionary bonus amounts earned but not yet paid. We would pay the remaining bonus amounts in one or more installments on the dates contemplated at the time of the awards.
(5)
Accelerated vesting of any unvested restricted stock awards following voluntary retirement is contingent on Mr. Phillips reaching age 62.

	Jude Beres
Benefits and Payments Upon Termination	Just Cause ($)	Death ($)	Disability ($)	Best Interest of the Company ($)	Resignation ($)	Retirement ($)
Base Salary	-	-	-	-	-	-
Continuation of Medical and Dental Benefits	-	-	-	-	-	-
Continuation of Cash Bonus Awards (1)	-	-	-	-	-	161,000
Acceleration of Restricted Stock Awards	-	-	-	-	-	-
Total:	-	-	-	-	-	161,000

(1)
Upon retirement, Mr. Beres is entitled to receive any discretionary cash bonus amounts earned but not yet paid. We would pay the remaining bonus amounts in one or more installments on the dates contemplated at the time of the awards.

Pension Benefits Table

We have not offered any pension plans during any period that our named executive officers have been employed by us.

Non-Qualified Deferred Compensation

We did not offer or provide our named executive officers with any non-qualified deferred compensation during 2024.

Pay-Ratio Disclosure

The following information relates to the relationship of the annual total compensation of our employees to the annual total compensation of our chief executive officer (“CEO”) for 2024 as calculated in accordance with Regulation S-K.

We provide fair and equitable compensation to our employees through a combination of competitive base pay, incentives, retirement plans, and other benefits. We are disclosing the following pay ratio and supporting information, which compares the annual total compensation of our employees other than our CEO (including full-time, part-time, seasonal and temporary employees) and the annual total compensation of our CEO as required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

For 2024, our last completed fiscal year:

•
The median annual total compensation of all employees other than our CEO was $62,947.
•
The total compensation of our CEO was $1,236,098.

Based on this information, the ratio of the annual total compensation of our CEO to the median annual total compensation of all employees was 20 to 1.

We last determined our median employee as of December 31, 2022, and we used the same median employee for the period ending December 31, 2024. We have elected to do so based on the conclusion that, except as provided below, there has been no change in our employee population or employee compensation arrangements that we believe would significantly impact the pay-ratio disclosure.

We calculated our median employee’s annual total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in that employee’s annual total compensation of $62,947. The median employee’s annual total compensation includes salary, wages, and tips as reflected in our payroll records. During this analysis, we annualized the compensation for employees hired during the year. We excluded equity awards and bonus payments from our compensation measure because we did not widely distribute such awards and bonuses to our employees. We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation.

As previously disclosed, we acquired Parsec, LLC, OB Leasing, LLC and Parsec Intermodal of Canada, Ltd. (collectively, “Parsec”) on September 30, 2024. As of December 31, 2024, Parsec employed approximately 2,100 employees. As permitted by Item 402(u) of Regulation S-K, we have elected to omit the Parsec employees who became our employees as the result of this acquisition from our determination of our median employee. As required by Item 402(u) of Regulation S-K, we expect to include the Parsec employees in our total employee count for the triennial calculations of Universal’s median employee as of the period ending December 31, 2025.

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Pay Versus Performance Table

The following table sets forth information for the fiscal years ended December 31, 2024, 2023, 2022, 2021, and 2020 concerning the compensation of our named executive officers relative to our performance.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for CEO (1)	Compensation Actually Paid to CEO (2)	Average Summary Compensation Table Total for Non-CEO NEOs (3)	Average Compensation Actually Paid to Non-CEO NEOs (2)(3)	Total Shareholder Return (4)	Peer Group Total Shareholder Return (5)	Net Income	Operating Margin (6)
2024	1,236,098	2,333,240	1,057,100	1,421,146	260	134	129,907,000	11.0%
2023	1,232,090	908,818	982,393	956,923	157	131	92,901,000	8.8%
2022	1,147,402	2,055,927	828,823	935,448	185	98	168,632,000	11.9%
2021	1,000,165	896,040	871,654	862,679	103	120	73,733,000	5.9%
2020	2,067,833	2,186,333	904,712	931,262	110	106	48,132,000	5.8%

(1)
Total compensation of Tim Phillips, our CEO, for all periods presented.
(2)
SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine “compensation actually paid.” The Reconciliation of Compensation Actually Paid Adjustments table below details the applicable adjustments that were made to determine “compensation actually paid."
(3)
Since Jude Beres, our CFO, is our only non-CEO named executive officer, the dollar amounts reported for the non-CEO NEOs represent amounts for Mr. Beres for all periods presented. The Reconciliation of Compensation Actually Paid Adjustments table below details the applicable adjustments that were made to determine “compensation actually paid.”
(4)
Total shareholder return is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our stock price at the end and the beginning of the measurement period by our stock price at the beginning of the measurement period.
(5)
The peer group used by the Company consists of the companies used in the Company’s performance graph as required by Item 201(e) of Regulation S-K and reported in Part II, Item 5 of its annual report on Form 10-K for the fiscal year ended December 31, 2024, namely the Nasdaq Transportation Index.
(6)
Operating margin is calculated as income from operations divided by total revenues, as included in our annual financial statements.

Year	Summary Compensation Table “Total” Column ($)	Subtract Summary Compensation Table “Stock Awards” Column ($)	Add Year-End Fair Value of Unvested Equity Awards Granted in Year ($)	Add / (Subtract) Year Over Year Change in Fair Value of Unvested Equity Awards Granted in Prior Years ($)	Add / (Subtract) Year Over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in Year ($)	Compensation Actually Paid ($)
CEO
2024	1,236,098	(175,000)	270,449	932,019	69,674	2,333,240
2023	1,232,090	(252,007)	255,935	(325,200)	(2,000)	908,818
2022	1,147,402	-	-	911,250	(2,725)	2,055,927
2021	1,000,165	-	-	(112,450)	8,325	896,040
2020	2,067,833	(1,129,200)	1,235,400	12,225	75	2,186,333
Non-CEO NEOs (1)
2024	1,057,100	(223,575)	345,515	207,030	35,076	1,421,146
2023	982,393	(232,887)	236,517	(27,100)	(2,000)	956,923
2022	828,823	-	-	109,350	(2,725)	935,448
2021	871,654	-	-	(17,300)	8,325	862,679
2020	904,712	(88,700)	102,950	12,225	75	931,262

(1)
Since Jude Beres, our CFO, is our only non-CEO named executive officer, the dollar amounts reported for the non-CEO NEOs represent amounts for Mr. Beres for all periods presented.

Relationship between “Compensation Actually Paid” and Performance

The following graphs represent the relationship between the compensation “actually paid” as disclosed in the Pay vs. Performance Table and the Company TSR, Peer Group Index TSR, Net Income, and Operating Margin:

Relationship Between Compensation Actually Paid and ULH TSR
Compensation Actually Paid
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
-
ULH TSR
(value of initial $100 investment)
$300
$250
$200
$150
$100
$50
$-
2020
2021
2022
2023
2024
CEO Compensation
ULH TSR

Relationship Between Compensation Actually Paid and Peer Group TSR

Relationship Between Compensation Actually Paid and Peer Group TSR
Compensation Actually Paid
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
-
Peer Group TSR
(value of initial $100 investment)
$160
$140
$120
$100
$80
$60
$40
$20
$-
2020
2021
2022
2023
2024
CEO Compensation
Peer Group TSR

Relationship Between Compensation Actually Paid and Net Income

Relationship Between Compensation Actually Paid and Net Income
Compensation Actually Paid
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
-
Net Income ($, thousands)
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
2020
2021
2022
2023
2024
CEO Compensation
Net Income

Relationship Between Compensation Actually Paid and Operating Margin

Relationship Between Compensation Actually Paid and Operating Margin
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
-
Compensation Actually Paid
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Operating Margin
2020
2021
2022
2023
2024
CEO Compensation
Operating Margin

Most Important Financial Performance Measures for 2024

In our assessment, the most important financial performance measures we use to link compensation actually paid to the CEO and Non-CEO NEOs to Company performance for fiscal 2024 are:

•
Operating Margin,
•
Revenue Growth, and
•
EBITDA Margin.

AUDIT-RELATED MATTERS

Audit Committee Report

Each current member of the Audit Committee is independent, as independence for our Audit Committee members is defined in the NASDAQ listing standards and the rules of the SEC.

The Audit Committee’s primary purpose is to assist the Board of Directors in overseeing:

•
the accounting and financial reporting process;
•
audits of financial statements and internal control over financial reporting; and
•
internal control and audit functions.

In fulfilling its responsibilities, the Audit Committee supervises the relationship between us and our independent auditor, including having direct responsibility for the auditor’s appointment, compensation and retention, reviewing the scope of its audit services, and approving audit and permissible non-audit services. The Audit Committee reviews and discusses the annual and quarterly financial statements and reviews the activities of our internal audit function.

Management is responsible for the preparation, presentation and integrity of our financial statements and for the appropriateness of the accounting principles and reporting policies that are used. Management is also responsible for testing the system of internal controls and reporting to the Audit Committee on any significant deficiencies or material weaknesses that are found.

The Audit Committee discussed with Universal’s independent registered public accounting firm, Grant Thornton LLP, who is responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, its judgments as to the quality and the acceptability of our financial reporting and such other matters as are required to be discussed with the Audit Committee under standards of the Public Company Accounting Oversight Board, including the matters required to be discussed pursuant to Auditing Standard 1301 (Communications with Audit Committees). The Audit Committee and Grant Thornton also reviewed management’s assessment included in management’s report on internal control over financial reporting and Grant Thornton’s opinion on the effectiveness of the Company’s internal control over financial reporting as of December 31, 2024.

The Audit Committee has discussed with Grant Thornton the firm’s independence from management and us and has received from Grant Thornton the written disclosures and letter required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence). The Audit Committee has considered the compatibility of the provision of non-audit services with maintaining Grant Thornton’s independence.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements in the annual report on Form 10-K for the year ended December 31, 2024, with both management and our independent registered public accounting firm. The Audit Committee’s review included a discussion of the quality and integrity of the accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosures in the financial statements.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

Audit Committee Members

Richard P. Urban, Chair

Grant E. Belanger

Daniel J. Deane

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Audit Committee Approval Policies

The Audit Committee pre-approves audit services and non-audit services that are to be performed for us by our independent auditor. The Audit Committee has delegated authority to its Chair, or any two of its other members acting together, to approve, between meetings of the Audit Committee, audit services and permissible non-audit services. Approvals between meetings are required to be reported to the Audit Committee at its next meeting. In addition to there being engagement letters for audit services, the Audit Committee has determined that there should be an engagement letter for any non-audit services that are to be performed by the independent auditor. All of the services described in the table above were pre-approved by the Audit Committee or by the Chair of the Audit Committee under the authority delegated by the Audit Committee.

Services Provided by Outside Auditors

The following table shows the fees for professional services of Grant Thornton for audit and other services they provided to us for 2024 and 2023.

	2024	2023
Audit Fees (1)	$1,014,634	$735,075
Audit-Related Fees (2)	75,000	63,000
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$1,089,634	$798,075
(1)
Includes fees billed for professional services for the audit of our financial statements included in our annual report on Form 10-K, and reviews of our financial statements included in our quarterly reports on Form 10-Q. This category also includes fees for services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagement, including consents issued in connection with SEC filings.
(2)
Other fees for 2024 and 2023 related to fees charged for services regarding a separate audit of a group of subsidiaries and supplemental opinions required in connection with the Company’s credit facilities.

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PROPOSALS TO BE PRESENTED AT THE MEETING

Proposal One

Election of Directors

Our Board of Directors has nominated for election the following individuals to serve on our Board until the next annual meeting of shareholders or until their successors are duly elected and qualified:

Grant E. Belanger

Frederick P. Calderone

Daniel J. Deane

Clarence W. Gooden

Marcus D. Hudson

Matthew J. Moroun

Matthew T. Moroun

Timothy Phillips

Michael A. Regan

Richard P. Urban

H. E. Scott Wolfe

Unless otherwise instructed, the persons named as proxies intend to vote all proxies received for the election of the 11 director nominees. All of the nominees have indicated their willingness to serve on the Board. If any nominee becomes unwilling or unavailable to serve, our Board may select a substitute nominee, and in that event the proxies intend to vote all proxies for the person selected. If a substitute nominee is not selected, the proxies intend to vote for the election of the remaining nominees. Our Board has no reason to believe that any of the nominees will become unavailable to serve.

Your Board of Directors Recommends that Shareholders Vote

FOR

Each of the Nominees Named Above

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Proposal TWO

Approval of Conversion to a Nevada Corporation

Our Board has approved a proposal to convert the Company from a Michigan corporation (the “Michigan Corporation”) to a Nevada corporation (the “Nevada Corporation”). Our Board recommends that our shareholders approve the conversion of the Michigan Corporation into the Nevada Corporation (the “Conversion”) and adopt the resolution of the Board approving the Conversion, which is included as Appendix A to this proxy statement (the “Conversion Resolution”). Upon the completion of the Conversion, the Company will become a Nevada corporation and will continue to operate under its existing name, “Universal Logistics Holdings, Inc.” The Company’s proposed Nevada Articles of Incorporation, which are included as Appendix C to this proxy statement, will be effective upon completion of the Conversion.

Our Board believes that, following the Conversion, the Company will benefit from a more favorable statutory framework for corporate governance that provides greater protection to our directors and officers from unmeritorious lawsuits. By converting into a Nevada corporation, our Board believes that the Company will be well suited to take advantage of certain business opportunities and adapt to its increasingly dynamic business needs. The Board also believes the Conversion may enhance the Company’s competitive position for attracting and retaining talent. The Conversion will not result in any change in the Company’s business, operations, management, assets, liabilities, or net worth.

Reasons for the Conversion

Our Board believes there are several reasons that the Conversion is in the best interests of the Company and its shareholders. In particular, the Board believes that the Conversion will allow the Company to take advantage of certain provisions of the corporate laws of Nevada.

The Conversion is expected to provide potentially greater protection from unmeritorious litigation for directors and officers of the Company. The increasing frequency of claims and litigation directed towards directors and officers has greatly increased the risks facing directors and officers of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend these types of litigation matters can be substantial. By reducing the risk of lawsuits being filed against the Company and its directors and officers, the Conversion may also help us attract and retain qualified management.

Michigan law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its shareholders for monetary damages for breach of fiduciary duty, except for the amount of a financial benefit received by a director to which he or she is not entitled, the intentional infliction of harm on the corporation or the shareholders, certain dividends, distributions, and loans prohibited by the Michigan Business Corporation Act (“MBCA”), and intentional criminal acts. By contrast, Nevada law permits a broader exclusion of individual liability of both officers and directors to a company and its stockholders, providing for an exclusion of any damages as a result of any act or failure to act in his or her capacity as a director or officer unless the presumption that the director or officer acted in good faith, on an informed basis and with a view to the interests of the company, has been rebutted, and it is proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer, and such breach involved intentional misconduct, fraud or a knowing violation of law. The Conversion will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law. There is currently no known pending claim or litigation against any of our directors or officers for breach of fiduciary duty related to their service as directors or officers of the Company. The directors and officers of the Company have an interest in the Conversion to the extent that they will be entitled to such limitation of liability. The Board was aware of these interests and considered them, among other matters, in reaching its decision to approve the Conversion and to recommend that our shareholders vote in favor of this proposal. We believe that, in general, Nevada law would provide greater protection to our directors, officers, and the Company than Michigan law.

The Conversion is also expected to provide corporate flexibility in connection with certain corporate transactions. However, note that the Conversion is not being undertaken to prevent a change in control, nor is it in response to any present attempt known to our Board to acquire control of the Company or obtain representation on our Board. Nevertheless, certain effects of the proposed Conversion may be considered to have anti-takeover implications by virtue of being subject to Nevada law.

Principal Terms of the Conversion

The Conversion would be effected under Section 745 of the MBCA as set forth in the Plan of Conversion, which is included as Appendix B to this proxy statement. The Plan of Conversion provides that the Company will convert from a Michigan corporation into a Nevada corporation pursuant to Section 745 of the MBCA and Sections 92A.195 and 92A.205 of the Nevada Revised Statutes, as amended (the “NRS”).

The Plan of Conversion provides that, upon the Conversion, (i) each outstanding share of common stock of the Michigan Corporation will be automatically converted into one outstanding share of common stock of the Nevada Corporation, and (ii) each outstanding share of preferred stock of the Michigan Corporation will be automatically converted into one outstanding share of the preferred stock of the Nevada Corporation. Security holders will not have to exchange their existing stock certificates for new stock certificates. At the same time, upon the Conversion, each outstanding stock option, warrant or other right to acquire shares of common stock of the Michigan Corporation will automatically become a stock option, warrant or right to acquire an equal number of shares of common stock of the Nevada Corporation under the same terms and conditions. In addition, the common stock will continue to be traded on The Nasdaq Global Market under its existing symbol, “ULH.” We do not expect any interruption in the trading of the common stock as a result of the Conversion.

The Board currently intends that the Conversion will occur as soon as practicable following the Annual Meeting. If the Conversion is approved by our shareholders, we anticipate that the Conversion will become effective at the date and time (the “Effective Time”) specified in the Articles of Conversion to be executed and filed with the office of the Nevada Secretary of State in accordance with NRS 92A.205 and the Certificate of Conversion to be executed and filed with the Corporations Division of the Department of Licensing and Regulatory Affairs of the State of Michigan in accordance with Section 745 of the MBCA. However, the Conversion may be delayed by our Board or the Plan of Conversion may be terminated and abandoned by action of the Board at any time prior to the Effective Time of the Conversion, whether before or after the approval by the Company’s shareholders, if the Board determines for any reason that the consummation of the Conversion should be delayed or would be inadvisable or not in the best interests of the Company and its shareholders, as the case may be.

Effects of the Conversion

Following the Conversion, the Company will be governed by the NRS instead of the MBCA, and the Company will be governed by the form of Nevada Articles of Incorporation (the “Nevada Charter”) and the form of Nevada Bylaws (the “Nevada Bylaws”), included as Appendix C and Appendix D, respectively, to this proxy statement. The Company’s current Amended and Restated Articles of Incorporation, as amended (collectively, the “Michigan Charter”) and its current Sixth and Amended and Restated By-Laws (the “Michigan Bylaws”) will no longer be applicable following completion of the Conversion. Copies of the Michigan Charter and Michigan Bylaws are available as Exhibits 3.1, 3.2, 3.3 and 3.4 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 17, 2025, available to the public via the SEC’s website at http://www.sec.gov.

Apart from being governed by the Nevada Charter, Nevada Bylaws, and the NRS, following completion of the Conversion, the Company will continue to exist in the form of a Nevada corporation. By virtue of the Conversion, all of the rights, privileges, and powers of the Michigan Corporation, and all property, real, personal, and mixed, and all debts due to the Michigan Corporation, as well as all other things and causes of action belonging to the Michigan Corporation, will remain vested in the Nevada Corporation and will be the property of the Nevada Corporation. In addition, all debts, liabilities, and duties of the Michigan Corporation will remain attached to the Nevada Corporation and may be enforced against the Nevada Corporation.

There will be no change in our business, properties, assets, obligations, or management as a result of the Conversion. Our directors and officers immediately prior to the Conversion will serve as our directors and officers following the completion of the Conversion. We intend to maintain our headquarters in Michigan for the foreseeable future.

Effect of Vote for the Conversion

A vote in favor of this Conversion proposal is a vote to approve the Plan of Conversion and therefore the Conversion. A vote in favor of this Conversion proposal is also effectively a vote in favor of the Nevada Charter and the Nevada Bylaws.

If the Conversion proposal fails to obtain the requisite vote for approval, the Conversion will not be consummated and the Company will continue to be incorporated in Michigan and be subject to the Michigan Charter and Michigan Bylaws.

No Securities Act Consequences

The Company will continue to be a publicly held company following completion of the Conversion. Its common stock will continue to be listed on The Nasdaq Global Market under its existing corporate name, Universal Logistics Holdings, Inc., and the Company will continue trading under the symbol “ULH.” The Company will continue to file required periodic reports and other documents with the SEC. There is not expected to be any interruption in the trading of the common stock as a result of the Conversion. We and our shareholders will be in the same respective positions under the federal securities laws after the Conversion as we and our shareholders were prior to the Conversion.

Key Differences Between Michigan Charter and Bylaws and the Nevada Charter and Bylaws

Following completion of the Conversion, the Company will be governed by the NRS instead of the MBCA as well as the Nevada Charter and Nevada Bylaws, forms of which are included as Appendix C and Appendix D, respectively, to this proxy statement. Our current Michigan Charter and Michigan Bylaws will no longer be applicable following completion of the Conversion. Copies of the Michigan Charter and Michigan Bylaws are available as Exhibits 3.1, 3.2, 3.3 and 3.4 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 17, 2025, available to the public via the SEC’s website at http://www.sec.gov.

The Nevada Charter and Nevada Bylaws differ in a number of respects from the Michigan Charter and Michigan Bylaws, respectively. Set forth below is a table summarizing certain material differences in the rights of our shareholders under Nevada and Michigan law under the respective charters and bylaws. This chart does not address each difference but focuses on some of those differences which we believe are most relevant to our shareholders. This chart is qualified in its entirety by reference to the Nevada Charter, the Nevada Bylaws, the Michigan Charter, and Michigan Bylaws.

Provision	Michigan	Nevada
Charter Regarding Authorized Shares of Capital Stock

The Michigan Charter provides that the Company is authorized to issue 105,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, no par value per share, and 5,000,000 shares of preferred stock, no par value per share.

The Nevada Charter contains the same provision.
Charter Regarding the Creation and Authority of Board Committees	The Michigan Charter does not contain corresponding provisions. Those provisions are currently contained in the Michigan Bylaws.

The Nevada Charter contains a provision authorizing the Board to create one or more committees which shall have and may exercise general or limited authority in the management of the business and affairs of the Company. The provision also provides that the audit committee or any similar committee created by the Board shall have full and exclusive authority to review, investigate, and make decisions regarding any derivative litigation demand made upon the Company and all related matters. In the absence of an audit committee composed solely of independent directors of the Company, such authority shall be vested in a committee consisting of all of the independent directors of the Company.

Charter Regarding Limitation of Liability

The Michigan Charter states that no Director shall be liable to the Company or its shareholders for monetary damages for any action taken or any failure to take any action as a Director or for any breach of the Director’s duty of loyalty to the Company or its shareholders, except that a Director shall be liable for: (1) the amount of a financial benefit

The Nevada Charter provides that the liability of Directors and Officers shall be limited to the fullest extent permitted by law. Any repeal or modification of this provision will not adversely affect the protection of any received by a director to which he or she is not entitled; (2) intentional infliction of harm on the Company or the shareholders; (3) a violation of Section 551 of the MBCA; or (4) an intentional criminal act. Any repeal or modification of this provision will not adversely affect the protection of any Director or Officer provided thereby for any act or omission as a Director or Officer occurring prior to the effectiveness of such repeal or modification. If the MBCA is amended to authorize further eliminating or limiting the personal liability of Directors and Officers, then the liability of Directors and Officers will be eliminated or limited to the fullest extent permitted by the MBCA, as amended.

Director or Officer provided thereby for any act or omission as a Director or Officer occurring prior to the effectiveness of such repeal or modification. If any provision of the NRS is amended to authorize corporate action further eliminating or limiting the personal liability of Directors and Officers, then the liability of Directors and Officers will be eliminated or limited to the fullest extent permitted by the NRS, as amended. Note that, under the NRS, this provision does not exclude exculpation for breaches of the duty of loyalty and covers both Officers and Directors.

Charter Regarding Indemnification and Advancement of Expenses	The Michigan Charter does not contain provisions regarding indemnification. Those provisions are currently contained in the Michigan Bylaws.

Under the Nevada Charter, the Company shall indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, by reason of being a Director, Officer, employee or agent of the Company or any predecessor of the Company.

Charter Regarding Compromises or Arrangements with Creditors and/or Shareholders

The Michigan Charter provides that, when a compromise or arrangement or a plan of reorganization of the Company is proposed between the Company and its creditors or shareholders, a court of equity jurisdiction within Michigan may order a meeting of the creditors or shareholders to be affected by the proposed compromise or arrangement or reorganization. If a majority representing 75% in value of such creditors or shareholders agree to a compromise or reorganization of the Company as a result thereof, then any court-approved compromise, arrangement and reorganization is binding on all creditors, all shareholders, and the Company.

The Nevada Charter does not contain a corresponding provision.
Charter Regarding Inapplicability of Controlling Interest Statutes	The Michigan Charter does not contain a corresponding provision.

The Nevada Charter provides that the provisions in NRS 78.378 to 78.3793, inclusive, and any successor statutes relating to acquisitions of controlling interests in the Company shall not apply to any acquisition of shares of the Company’s capital stock beneficially owned by Matthew T. Moroun, his spouse or their children (the “Moroun Family”), any trust for the benefit of one or more members of the Moroun Family, or any corporation, partnership, limited liability company, or other entity controlled by one or more members of the Moroun Family.

Charter/Bylaws Regarding Forum for Adjudication of Disputes

The Michigan Charter does not contain a corresponding provision. The Michigan Bylaws provide that unless the Company consents in writing to the selection of an alternative forum, the Macomb County Circuit Court in the State of Michigan (or the United States District Court for the Eastern District of Michigan, Southern Division) shall

The Nevada Bylaws do not contain a corresponding provision, but the Nevada Charter provides that unless the Company consents in writing to the selection of an alternative forum, the Eighth Judicial District Court be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a legal or fiduciary duty owed by any Director, Officer, or employee to the Company or its shareholders, (iii) any action asserting a claim against the Company or any Director, Officer, or employee arising under the MBCA, the Michigan Charter, or the Michigan Bylaws, or (iv) any action asserting a claim against the Company or any Director, Officer, or employee governed by the internal affairs doctrine.

sitting in Clark County in the State of Nevada (or, if the Eighth Judicial District Court of the State of Nevada lacks jurisdiction, the federal district court for the District of Nevada or other state courts of the State of Nevada) shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former Director, Officer, employee or shareholder of the Company to the Company or the Company’s shareholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (iii) any action asserting a claim arising pursuant to NRS Chapters 78 or 92A, the Nevada Charter or the Nevada Bylaws, or (iv) any action asserting a claim against the Company governed by the internal affairs doctrine. The Nevada Charter further provides that, unless the Company consents in writing to the selection of an alternative forum, the federal district courts shall be the exclusive forum for any complaint asserting a cause of action arising under the Securities Act of 1933. Any person or entity purchasing or otherwise acquiring any interest in shares of the capital stock of the Company is deemed to have notice of and consented to these provisions.

Bylaws Regarding Proxies

The Michigan Bylaws expressly provide that a proxy may be authorized by an instrument in writing that is dated and signed by the shareholder or its agent. The written proxy, and its execution and delivery, may be in the form of an electronic transmission to the extent permitted by Michigan law. A proxy expires three years from its date unless otherwise provided in the proxy, and a shareholder may revoke it with or without cause at any time, except as otherwise provided by Michigan law, upon written notice the Company and the proxy holder.

The Nevada Bylaws expressly provide that a proxy may be authorized by an instrument in writing or by electronic transmission. Under the Nevada Bylaws, no proxy shall be voted or acted upon six months after its date, unless coupled with an interest or unless the proxy provides for a longer period, which may not exceed seven years. Under the NRS, proxies are valid for six months from the date of creation unless the proxy provides for a longer period of up to seven years.

Bylaws Regarding Indemnification

The Michigan Bylaws provide that the Company shall indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer, employee or agent of the Company, against all costs, charges, and expenses (including attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with the action, suit, or

The Nevada Bylaws provide that the Company shall indemnify against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and hold harmless each person who has been successful on the merits or otherwise in the defense of any action, suit or proceeding and each person who the shareholders, a proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the Company or its shareholders, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The Michigan Bylaws further provide that, in connection with any action brought by or in the right of the Company, indemnification is appropriate if the subject person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company or its shareholders, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person is adjudged to be liable to the Company unless and only to the extent that the court in which the action was brought determines that the person is fairly and reasonably entitled to indemnity for all such costs, charges and expenses that are deemed proper by the court. Unless ordered by the court, indemnification must be authorized by a determination that indemnification is proper under the circumstances contemplated by the Michigan Bylaws, and the determination may be made by (i) a majority of a quorum of disinterested directors, (ii) a majority vote of a committee of the Board consisting of two or more disinterested directors, (iii) independent legal counsel in a written opinion, (iv) by all disinterested independent directors, or (v) by a majority of disinterested shareholders.

majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or independent legal counsel, in a written opinion, authorizes the indemnification of when that person is a party to or is threatened to be made a party to an action, suit or proceeding, or investigation by reason of the fact that he or she is or was a Director, Officer, employee or agent of the Company or who was or is a party or is threatened to be made a party of any, threatened, pending or completed action, suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he or she is or was a Director, Officer, employee or agent of the Company. However, under the Nevada Bylaws, no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged by a court of competent jurisdiction, after exhaustion of any appeals, to the Company or for amounts paid in settlement to the Company, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction determines upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses.

Comparison of Shareholder Rights under Michigan and Nevada Law

The rights of our shareholders are currently governed by the MBCA, the Michigan Charter, and Michigan Bylaws. Following completion of the Conversion, the rights of our stockholders will be governed by the NRS, the Nevada Charter, and the Nevada Bylaws.

The statutory corporate laws of Nevada, as governed by the NRS, are similar in many respects to those of Michigan, as governed by the MBCA. However, there are certain differences that may affect your rights as a shareholder, as well as the corporate governance of the Company. The following are brief summaries of material differences between the current rights of shareholders of the Company and the rights of stockholders of the Company following completion of the Conversion. The following discussion does not provide a complete description of the differences that may affect you. This summary is qualified in its entirety by reference to the NRS and MBCA as well as the Michigan Charter, Michigan Bylaws, Nevada Charter, and Nevada Bylaws.

Increasing or Decreasing Authorized Capital Stock. The NRS allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in a class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any class or series of the corporation’s shares (and change the par value thereof) without a vote of the stockholders, so long as the action taken does not adversely change or alter any right or preference of the stockholders and does not include any provision or provisions pursuant to which only money will be paid or scrip issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares. Michigan law has no similar provision.

Classified Board of Directors. The MBCA permits any Michigan corporation to classify its board of directors into as many as three classes with staggered terms of office. If this is done, then the term of directors in the first class expires at the first annual meeting of shareholders after their election, that of the second class expires at the second annual meeting after their election, and that of the third class, if any, expires at the third annual meeting after their election. At each annual meeting after such classification, a number of directors equal to the number of the class whose term expires at the time of the meeting are elected to hold office until the second succeeding annual meeting if there are two classes, or until the third succeeding annual meeting if there are three classes. However, neither the Michigan Charter nor Michigan Bylaws provide for a classified board of directors. The NRS also permits Nevada corporations to classify its board of directors into any number of classes with staggered terms of office, so long as at least one-fourth of the total number of directors is elected annually; however, neither the Nevada Charter nor Nevada Bylaws provide for a classified board of directors.

Cumulative Voting. Cumulative voting for directors entitles shareholders to cast a number of votes that is equal to the number of voting shares held by such shareholders multiplied by the number of directors to be elected and to cast all such votes for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority shareholder or group of shareholders to elect at least one representative to the board of directors where such shareholders would not be able to elect any directors without cumulative voting.

Although the MBCA does not generally grant shareholders cumulative voting rights, a Michigan corporation may provide in its articles of incorporation for cumulative voting in the election of directors. The NRS also permits any Nevada corporation to provide in its articles of incorporation the right to cumulative voting in the election of directors as long as certain procedures are followed.

Neither the Michigan Charter nor the Nevada Charter provides for cumulative voting in the election of directors.

Vacancies. Under both the MBCA and the NRS, subject to the articles of incorporation and bylaws, vacancies on the board of directors, including those resulting from any increase in the authorized number of directors, may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director appointed in this manner will hold office for the remainder of the term of the director no longer on the board.

Removal of Directors. Under the MBCA, shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. The vote for removal is by a majority of shares entitled to vote at an election of directors, except that the articles may require a higher vote for removal without cause. If a Michigan corporation has cumulative voting then, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her. The NRS requires the vote of the holders of at least two-thirds of the shares or class or series of shares of the issued and outstanding stock entitled to vote at an election of directors in order to remove a director or all of the directors. The articles of incorporation may provide for a voting threshold higher than two-thirds, but not lower. Furthermore, the NRS does not make a distinction between removals for cause and removals without cause.

The Nevada Charter includes a provision requiring the affirmative vote of seventy-five percent (75%) of the outstanding shares of the stock of the Company entitled to elect directors to effectuate their removal. The Michigan Charter includes no such provision.

Fiduciary Duties and Business Judgment. Nevada, like most jurisdictions, requires that directors and officers of Nevada corporations exercise their powers in good faith and with a view to the interests of the corporation, but, unlike some other jurisdictions, fiduciary duties of directors and officers are codified in the NRS. As a matter of law, directors and officers are presumed to act in good faith, on an informed basis and with a view to the interests of the corporation in making business decisions. In performing such duties, directors and officers may exercise their business judgment through reliance on information, opinions, reports, financial statements and other financial data prepared or presented by corporate directors, officers or employees who are reasonably believed to be reliable and competent. Reliance may also be extended to legal counsel, public accountants, advisers, bankers or others reasonably believed to be competent, and to the work of a committee (on which the particular director or officer does not serve) if the committee was established and empowered by the corporation’s board of directors, and if the committee’s work was within its designated authority and was about matters on which the committee was reasonably believed to merit confidence. However, directors and officers may not rely on such information, opinions, reports, books of account or similar statements if they have knowledge concerning the matter in question that would make such reliance unwarranted.

Under Michigan law, members of the board of directors or any committee designated by the board of directors are similarly entitled to rely in good faith upon the records of the corporation and upon such information, opinions, reports and statements presented to the corporation by corporate officers, employees, committees of the board of directors or other persons as to matters such member reasonably believes are within such other person’s professional or expert competence, provided that such director does not have knowledge concerning the matter in question that makes such reliance unwarranted. Such appropriate reliance on records and other information protects directors from liability related to decisions made based on such records and other information. Both Michigan and Nevada law extend the statutory protection for reliance on such persons to corporate officers.

Flexibility for Decisions, Including Takeovers. Nevada provides directors with more discretion than Michigan in making corporate decisions, including decisions made in takeover situations. Under Nevada law, director and officer actions taken in response to a change or potential change in control are granted the benefits of the business judgment rule. However, in the case of an action to resist a change or potential change in control that impedes the rights of stockholders to vote for or remove directors, directors will only be given the benefit of the presumption of the business judgment rule if the directors have reasonable grounds to believe a threat to corporate policy and effectiveness exists and the action taken that impedes the exercise of the stockholders’ rights is reasonable in relation to such threat.

In exercising their powers, including in response to a change or potential change of control, directors and officers of Nevada corporations may consider all relevant facts, circumstances, contingencies or constituencies, which may include, without limitation, the effect of the decision on several corporate constituencies in addition to the stockholders, including the corporation’s employees, suppliers, creditors and customers, the economy of the state and nation, the interests of the community and society in general, and the long-term as well as short-term interests of the corporation and its stockholders, including the possibility that these interests may be best served by the continued independence of the corporation. To underscore the discretion of directors and officers of Nevada corporations, the NRS specifically states that such directors and officers are not required to consider the effect of a proposed corporate action upon any constituent as a dominant factor. Further, a director may resist a change or potential change in control of the corporation if the board of directors determines that the change or potential change of control is opposed to or not in the best interest of the corporation upon consideration of any relevant facts, circumstances, contingencies or constituencies, including that there are reasonable grounds to believe that, within a reasonable time the corporation or any successor would be or become insolvent subjected to bankruptcy proceedings. The MBCA does not provide a similar list of statutory factors that corporate directors and officers may consider in making decisions.

The Nevada Charter contains a provision providing that, when evaluating any offer involving (1) a tender or exchange offer for the Company’s equity securities, (2) a merger or consolidation of the Company, or (3) the acquisition of all or substantially all of the Company’s properties and assets, the Board must, in connection with the exercise of its business judgment in determining what is in the best interest of the Company and its stockholders, give due consideration to all relevant factors, including without limitation, the consideration being offered in relation to the then current market price of the Company’s common stock, the then current value of the Company in a freely negotiated transaction and the Board’s estimate of the future value of the Company as an independent entity, the social and economic effects on the employees, customers, suppliers, and other constituents of the Company and on the communities in which the Company and its subsidiaries operate or are located and the desirability of maintaining independence from any other business or business entity. This provision may not be amended or repealed, under the Nevada Charter, without the affirmative vote or consent of the holders of 75% of the outstanding shares entitled to elect directors. The Michigan Charter includes no such provision.

Limitation on Personal Liability of Directors and Officers. The NRS and the MBCA each, by way of statutory provisions or permitted provisions in corporate charter documents, eliminate or limit the personal liability of directors and officers to the corporation or their shareholders for monetary damages for breach of a director’s fiduciary duty, subject to the differences specified in each statute. For example, the MBCA precludes liability limitations for receiving a financial benefit to which the director is not entitled; intentionally inflicting harm on the corporation or the shareholders; authorizing certain dividends, distributions and loans prohibited by the MBCA; and committing intentional criminal acts. Under the NRS, in order for a director or officer to be individually liable to the corporation or its shareholders or creditors for damages as a result of any act or failure to act, the presumption of the business judgment rule must be rebutted and it must be proven that the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer and that the breach of those duties involved intentional misconduct, fraud or a knowing violation of law. Further, the NRS permits a corporation to renounce in its articles of incorporation any interest or expectancy to participate in specific or specified classes or categories of business opportunities. The NRS, therefore, provides broader protection from personal liability for directors and officers than the MBCA. Both the Michigan Charter and the Nevada Charter provide a limitation to director and officer liability to the fullest extent permitted by Michigan and Nevada law, respectively.

Indemnification. The NRS and the MBCA each permit corporations to indemnify directors, officers, employees and agents in similar circumstances, subject to the differences discussed below.

In suits that are not brought by or in the right of the corporation, both jurisdictions permit a corporation to indemnify current and former directors, officers, employees and agents for attorneys’ fees and other expenses, judgments and amounts paid in settlement that the person actually and reasonably incurred in connection with the action, suit or proceeding. The person seeking indemnity may recover as long as he or she acted in good faith and believed his or her actions were either in the best interests of or not opposed to the best interests of the corporation. Under the NRS, the person seeking indemnity may also be indemnified if he or she is not liable for breach of his or her fiduciary duties. Similarly, with respect to a criminal proceeding, the person seeking indemnification must not have had any reasonable cause to believe his or her conduct was unlawful.

In derivative suits, a corporation in either jurisdiction may indemnify its directors, officers, employees or agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders. No corporation may indemnify a party unless it decides that indemnification is proper. Under the MBCA, the corporation through its shareholders, directors or independent legal counsel will determine whether the conduct of the person seeking indemnity conformed with the statutory provisions governing indemnity. Under the NRS, the corporation through its stockholders, directors or independent counsel must determine that the indemnification is proper.

The NRS and the MBCA also each permit corporations to pay the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation.

Under the NRS, the indemnification pursuant to the statutory mechanisms available under the NRS, as described above, does not exclude any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, but unless ordered by a court, indemnification may not be made to or on behalf of any director or officer finally adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable for intentional misconduct, fraud or a knowing violation of law, and such misconduct, fraud or violation was material to the cause of action.

Both the Michigan Bylaws and the Nevada Bylaws include substantially similar provisions providing for indemnification, including advancement of expenses, consistent with the laws of the respective states. In addition, the Nevada Charter provides for indemnification and advancement of expenses to the fullest extent permitted by law.

Director Compensation. The MBCA provides that the board, without regard to personal interest, may establish reasonable compensation of directors for services to the corporation as directors, unless shareholder approval is required by the articles of incorporation, bylaws, or another provision of the MBCA. In contrast, the NRS provides that, unless otherwise provided in the articles of incorporation or bylaws, the board of directors, without regard to personal interest, may establish the compensation of directors for services in any capacity. If the board of directors establishes the compensation of directors, such compensation is presumed to be fair to the corporation unless proven unfair by a preponderance of the evidence.

Action by Written Consent of Directors. Both the MBCA and NRS provide that, unless the articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the directors or a committee thereof may be taken without a meeting if all members of the board or committee, as the case may be, consent to the action in writing. Neither the Michigan Charter or Michigan Bylaws nor the Nevada Charter or Nevada Bylaws limit a Board action by written consent.

Actions by Written Consent of Shareholders. Both the MBCA and NRS provide that, unless the articles of incorporation provide otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting of shareholders consent to the action in writing. In addition, the MBCA requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders who did not consent in writing. There is no equivalent requirement under the NRS.

The NRS also permits a corporation to prohibit stockholder action by written consent in lieu of a meeting of stockholders by including such prohibition in its articles of incorporation or bylaws. Neither the Michigan Charter or Michigan Bylaws nor the Nevada Charter or Nevada Bylaws limit stockholder action by written consent.

Dividends and Distributions. Both the MBCA and NRS provide that no distribution (including dividends on, or redemption or purchases of, shares of capital stock or distributions of indebtedness) may be made if, after giving effect to such distribution, (i) the corporation would not be able to pay its debts as they become due in the usual course of business, or, (ii) except as otherwise specifically permitted by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders. Directors may consider financial statements prepared on the basis of accounting practices that are reasonable in the circumstances, a fair valuation, including but not limited to unrealized appreciation and depreciation, and any other method that is reasonable in the circumstances.

Restrictions on Business Combinations. Both Michigan and Nevada law provide certain protections to shareholders in connection with certain business combinations. These protections can be found in NRS 78.411 to 78.444, inclusive, and Chapter 7A of the MBCA. In general, subject to certain exceptions, Chapter 7A of the MBCA prohibits a Michigan corporation from engaging in a “business combination” with an “interested shareholder” for a period of five years following the date that such shareholder became an interested shareholder, unless: (i) prior to such date, the board of directors approved the business combination; or (ii) on or subsequent to such date, the business combination is approved by at least 90% of the votes of each class of the corporation’s stock entitled to vote and by at least two-thirds of such voting stock not held by the interested shareholder or such shareholder’s affiliates. The MBCA defines a “business combination” to include certain mergers, consolidations, dispositions of assets or shares and recapitalizations. An “interested shareholder” is defined by the MBCA to include a beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the corporation.

In contrast, the NRS imposes a maximum moratorium of two years versus Michigan’s five-year moratorium on business combinations. However, NRS 78.411 to 78.444, inclusive, regulate combinations more stringently. First, an interested stockholder is defined as a beneficial owner of 10% or more of the voting power. Second, the two-year moratorium can be lifted only by advance approval of the combination or the transaction by which such person first becomes an interested stockholder by a corporation’s board of directors or unless the combination is approved by the board and 60% of the corporation’s voting power not beneficially owned by the interested stockholder, its affiliates and associates, as opposed to Michigan’s provision that allows interested stockholder combinations with stockholder approval at the time of such combination. Finally, after the two-year period, a combination remains prohibited unless (i) it is approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested stockholder and its affiliates and associates or (ii) the interested stockholders satisfy certain fair value requirements. But note that these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. The combinations statutes in Nevada apply only to Nevada corporations with 200 or more stockholders of record. As of March 7, 2025, the Company has fewer than 200 shareholders of record.

Companies are entitled to opt out of the business combination provisions of the MBCA and NRS. The Company has not opted out of the business combination provisions of Chapter 7A of the MBCA, nor does the Company plan to opt out of the business combination provisions of NRS 78.411 through 78.444 under the Nevada Charter. Any opt-out of the business combinations provisions of the NRS must be contained in an amendment to the Nevada Charter approved by a majority of the outstanding voting power not then owned by interested stockholders, but the amendment would not be effective until 18 months after the vote of the stockholders to approve the amendment and would not apply to any combination with a person who first became an interested stockholder on or before the effective date of the amendment.

Acquisition of Controlling Interests. In addition to certain restrictions on business combinations with interested stockholders, Nevada law also protects the corporation and its stockholders from persons acquiring a “controlling interest” in a corporation. The provisions can be found in NRS 78.378 to 78.3793, inclusive. Michigan law does not have similar provisions. Pursuant to NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (i) one fifth or more but less than one third, (ii) one third or more but less than a majority or (iii) a majority or more of the voting power of the issuing corporation in the election of directors, and once an acquirer crosses one of these thresholds, shares which it acquired in the transaction taking it over the threshold and within the 90 days immediately preceding the date when the acquiring person acquired or offered to acquire a controlling interest become “control shares” to which the voting restrictions described above apply. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. In addition, NRS 78.3788 provides that the controlling interest statutes apply as of a particular date only to a corporation that has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the corporation’s stock ledger at all times during the 90 days immediately preceding that date, and which does business directly or indirectly in Nevada. NRS 78.378(2) provides that the corporation may elect to impose stricter requirements. Corporations are entitled to opt out of the above controlling interest provisions of the NRS.

The Nevada Charter states that these provisions will not apply to the acquisition of the Company’s capital stock by Matthew T. Moroun, his spouse or their children (the “Moroun Family”), any trust for the benefit of one or more members of the Moroun Family, or any corporation, partnership, limited partnership, limited liability company, or other entity controlled by one or more members of the Moroun Family. Additionally, as of March 7, 2025, the Company has fewer than 200 shareholders of record.

Shareholder Vote for Mergers and Other Corporate Reorganizations. Under the MBCA, unless the articles of incorporation specifies a higher percentage, the shareholders of a corporation that is being acquired in a merger or selling substantially all of its assets must authorize such merger or sale of assets by vote of an absolute majority of outstanding shares entitled to vote. The corporation’s board of directors must also approve such transaction. Similarly, under the NRS, a merger or sale of all assets requires authorization by shareholders of the corporation being acquired or selling its assets by at least a majority of the voting power of the outstanding shares entitled to vote, as well as approval of such corporation’s board of directors.

The MBCA and NRS have substantially similar provisions with respect to approval by shareholders of the acquiring corporation in a merger. The MBCA does not require action by the shareholders of the surviving corporation, unless its articles of incorporation provide otherwise, if (i) the plan does not amend the existing articles of incorporation, (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after the merger, and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the number of the acquiring corporation’s common shares to be issued or delivered, plus those initially issuable upon conversion or exchange of any other securities to be issued or delivered, will not exceed 100% of the number of its common shares outstanding immediately prior to the acquisition plus the number of its common shares, if any, initially issuable upon conversion or exchange of any other outstanding securities. The NRS does not require a shareholder vote of a constituent corporation in a merger (unless the corporation provides otherwise in its articles of incorporation) if (i) the plan of merger does not amend the existing articles of incorporation, (ii) each share of stock of such constituent corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the effective date of merger and (iii) either no shares of the common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or treasury shares of the common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. The Michigan Charter does not require a higher percentage to vote to approve certain corporate transactions. The Nevada Charter also does not specify a higher percentage.

Appraisal or Dissenter’s Rights. In both jurisdictions, dissenting shareholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal or dissenter’s rights permit a shareholder to receive cash generally equal to the fair value of the shareholder’s shares (as determined by agreement of the parties or by a court) in lieu of the consideration such shareholder would otherwise receive in any such transaction.

Under Section 762 of the MBCA, appraisal rights are generally available for the shares of any class or series of stock of a Michigan corporation in a merger, consolidation or conversion. No appraisal rights are available with respect to any such shares of stock, however, if at the record date for the meeting held to approve the transaction, the shares are either (i) listed on a national securities exchange, or (ii) the shareholders receive cash, shares that are listed on a national securities exchange on the effective date of the merger, or any combination of cash and shares. Under the MBCA, no appraisal rights are available to shareholders of the surviving or resulting corporation if the merger did not require their approval. The Michigan Charter and Michigan Bylaws do not provide for appraisal rights in addition to those provided by the MBCA.

Under the NRS, a shareholder is entitled to dissent from, and obtain payment for, the fair value of the shareholder’s shares in the event of (i) certain acquisitions of a controlling interest in the corporation, (ii) consummation of a plan of merger, if approval by the shareholders is required for the merger, regardless of whether the shareholder is entitled to vote on the merger or if the domestic corporation is a subsidiary and is merged with its parent, or if the domestic corporation is a constituent entity in a merger pursuant to NRS 92A.133, (iii) consummation of a plan of conversion to which the corporation is a party, (iv) consummation of a plan of exchange in which the corporation is a party, (iv) any corporate action taken pursuant to a vote of the shareholders, if the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares, or (v) any corporate action to which the shareholder would be obligated, as a result of the corporate action, to accept money or scrip rather than receive a fraction of a share in exchange for the cancellation of all the shareholder’s outstanding shares, except where the shareholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

Holders of covered securities (generally those that are listed on a national securities exchange), any shares traded in an organized market and held by at least 2,000 shareholders of record with a market value of at least $20,000,000, and any shares issued by an open end management investment company registered under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value are generally not entitled to dissenter’s rights. However, this exception is not available if (i) the articles of incorporation of the corporation issuing the shares provide that such exception is not available, (ii) the resolution of the board of directors approving the plan of merger, conversion or exchange expressly provides otherwise or (iii) the holders of the class or series of stock are required by the terms of the corporate action to accept for the shares anything except cash, shares of stock or other securities as described in NRS 92A.390(3) or any combination thereof. The NRS prohibits a dissenting shareholder from voting his or her shares or receiving certain dividends or distributions after his or her dissent. The Nevada Charter and Nevada Bylaws do not provide for dissenter’s rights in addition to those provided by the NRS. The mechanics and timing procedures vary somewhat between Michigan and Nevada, but both require technical compliance with specific notice and payment protocols.

Special Meetings of the Shareholders. The MBCA permits special meetings of shareholders to be called by the board of directors or by officers, directors or shareholders as provided in the bylaws. In contrast, the NRS permits special meetings of shareholders to be called by the entire board of directors, any two directors or the President, unless the articles of incorporation or bylaws provide otherwise. Under the Michigan Bylaws, a special meeting of shareholders may be called by the Board of Directors or by the Chief Executive Officer and shall be called by the Chief Executive Officer or Secretary at the written request of the shareholders holding a majority of the Company’s outstanding shares entitled to vote. Such written request must contain the purposes or purposes of the proposed meeting. The Nevada Bylaws contain substantially similar provisions.

Special Meetings Pursuant to Petition of Shareholders. The MBCA provides that a shareholder of a corporation may apply to the circuit court of the county in which the corporation’s principal place of business or registered office is located if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting for a period of 90 days after the date designated for the special meeting or, if there is no date designated, within 15 months after the last annual meeting. Under the NRS, shareholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected.

Adjournment of Shareholder Meetings. Under the MBCA, a corporation is not required to give any notice of an adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board of directors of the corporation fixes a new record date for the adjourned meeting or the meeting date is adjourned to a date more than 60 days later than the date set for the original meeting, in which case a new record date must be fixed and notice given. The NRS contains substantially similar provisions.

Duration of Proxies. Under the MBCA, a proxy executed by a shareholder may not be voted after a period of three years from its date, unless the proxy provides for a longer period. The proxy provisions in the Michigan Bylaws are consistent with the MBCA. Under the NRS, a proxy is effective only for a period of six months, unless it is coupled with an interest or unless otherwise provided in the proxy, which duration may not exceed seven years. The NRS also provides for irrevocable proxies, without limitation on duration, in limited circumstances. The proxy provisions in the Nevada Bylaws are consistent with the NRS.

Quorum and Voting. The MBCA provides that, unless a greater or lesser quorum is provided in the articles of incorporation, the bylaws, or the MBCA, a majority of the shares entitled to vote at a meeting constitutes a quorum at the meeting. If the articles of incorporation are silent as to specific voting requirements: (a) In all matters other than the election of directors, the affirmative vote of the majority of shares present at the meeting and entitled to vote on the subject matter shall be the act of the shareholders; (b) directors shall be elected by a plurality of the votes of the shares present at the meeting and entitled to vote on the election of directors; and (c) where a separate vote by a class or series is required, a majority of the outstanding shares of such class or series shall constitute a quorum entitled to take action with respect to that vote on that matter and, in all matters other than the election of directors, the affirmative vote of the majority of shares of such class or series present at the meeting shall be the act of such class or series or classes or series. The Michigan Bylaws provide that the holders of shares representing a majority of the Company’s stock issued, outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business, except as otherwise provided by law, the Michigan Charter or the Michigan Bylaws. If any matter requires shares voting as a class or series, the presence of a majority of the shares of that class or series is a quorum.

The NRS provides that, unless the articles of incorporation or bylaws provide otherwise, a majority of the voting power of the corporation, present in person or by proxy at a meeting of shareholders (regardless of whether the proxy has authority to vote on any matter), constitutes a quorum for the transaction of business. Under the NRS, unless the articles of incorporation or bylaws provide for different proportions, action by the shareholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action. Unless provided otherwise in the corporation’s articles of incorporation or bylaws, directors are elected at the annual meeting of shareholders by plurality vote. The Nevada Bylaws similarly provide that the holders of a majority of the Company’s stock issued, outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business, except as otherwise provided by law, the Nevada Charter or the Nevada Bylaws. Consistent with the NRS, the Nevada Bylaws also provide that, except as otherwise provided by law, in the Nevada Charter or the Nevada Bylaws, that action by the shareholders on a matter other than elections of directors is approved if the number of votes case in favor of the action exceeds the number of votes cast in opposition to the action.

Shareholder Inspection Rights. The MBCA grants any shareholder or beneficial owner of shares the right, upon written demand under oath stating the proper purpose thereof, either in person or by attorney or other agent, to inspect and make copies and extracts from a corporation’s stock ledger, list of shareholders and its other books and records for any proper purpose. A proper purpose is one reasonably related to such person’s interest as a shareholder.

Inspection rights under Nevada law are more limited. The NRS grants any person who has been a stockholder of record of a corporation for at least six months immediately preceding the demand, or any person holding, or thereunto authorized in writing by the holders of, at least 5% of all of its outstanding shares, upon at least five days’ written demand the right to inspect in person or by agent or attorney, during usual business hours (i) the articles of incorporation and all amendments thereto, (ii) the bylaws and all amendments thereto and (iii) a stock ledger or a duplicate stock ledger, revised annually, containing the names, alphabetically arranged, of all persons who are shareholders of the corporation, showing their places of residence, if known, and the number of shares held by them respectively. A Nevada corporation may require a stockholder to furnish the corporation with an affidavit that such inspection is for a proper purpose related to his or her interest as a stockholder of the corporation.

In addition, the NRS grants certain stockholders the right to inspect the books of account and records of a corporation for any proper purpose. The right to inspect the books and all financial records of a corporation, to make copies of records and to conduct an audit of such records is granted only to a stockholder who owns at least 15% of the issued and outstanding shares of a Nevada corporation, or who has been authorized in writing by the holders of at least 15% of such shares. However, these requirements do not apply to any corporation that furnishes to its stockholders a detailed annual financial statement or any corporation that has filed during the preceding 12 months all reports required to be filed pursuant to Section 13 or Section 15(d) of the Exchange Act.

Business Opportunities. The corporate opportunity doctrine holds that a corporate officer or director may not generally and unilaterally take a business opportunity for his or her own if: (i) the corporation is financially able to exploit the opportunity; (ii) the opportunity is within the corporation’s line of business; (iii) the corporation has an interest or expectancy in the opportunity; and (iv) by taking the opportunity for his or her own, the corporate fiduciary will thereby be placed in a position inimical to his duties to the corporation. The NRS permits a Nevada corporation to renounce, in its articles of incorporation or by action of the board of directors, any interest or expectancy to participate in specified business opportunities or specified classes or categories of business opportunities that are presented to the corporation or one or more of its officers, directors or shareholders. The MBCA does not address a Michigan corporation’s authority to similarly renounce corporate opportunities. Neither the Company’s Michigan Charter nor the Company’s Nevada Charter contain such provisions.

Potential Risks and Disadvantages of the Conversion

The Company will incur certain non-recurring costs in connection with the Conversion, including legal and other transaction costs. A majority of these costs have already been incurred or will be incurred regardless of whether the Conversion is ultimately completed. Many of the expenses that will be incurred are difficult to accurately estimate at the present time, and additional unanticipated costs may be incurred in connection with the Conversion.

Regulatory Matters

The consummation of the Conversion requires the filing of the Articles of Conversion and the Nevada Charter with the office of the Nevada Secretary of State and the Certificate of Conversion with the Corporations Division of the Department of Licensing and Regulatory Affairs of the State of Michigan. No other regulatory or governmental approvals or consents will be required in connection with the Conversion.

No Appraisal Rights

Under the MBCA, holders of our common stock are not entitled to appraisal rights with respect to the Conversion described in this Proposal.

No Exchange of Stock Certificates Required

Shareholders will not have to exchange their existing stock certificates for new stock certificates.

No Material Accounting Implications

Effecting the Conversion will not have any material accounting implications.

Certain Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Conversion to holders of the shares of the common stock of the Michigan Corporation (the “Michigan Common Stock”), each of which shares shall be converted into one outstanding share of common stock of the Nevada Corporation (the “Nevada Common Stock”) in connection with the Conversion.

This discussion is based on the Code, applicable Treasury regulations promulgated or proposed thereunder (collectively, the “Treasury Regulations”), judicial authority, and administrative rulings and practice, all as in effect as of the date of this proxy statement, and all of which are subject to change at any time, possibly with retroactive effect. This discussion is limited to holders of the Michigan Common Stock that are U.S. holders (as defined below) who hold their shares of Michigan Common Stock as capital assets within the meaning of Section 1221 of the Code. Further, this discussion does not discuss all tax considerations that may be relevant to holders of the Michigan Common Stock in light of their particular circumstances (including the Medicare tax imposed on net investment income and the alternative minimum tax), nor does it address any tax consequences to holders subject to special treatment under the U.S. federal income tax laws, such as tax-exempt entities, partnerships or other pass-through entities for U.S. federal income tax purposes (and investors therein), holders that acquired their shares of common stock pursuant to the exercise of employee stock options or otherwise as compensation, financial institutions, insurance companies, dealers or traders in securities, holders that have a functional currency other than the U.S. dollar, and holders that hold their shares of common stock as part of a straddle, hedge, conversion, constructive sale, synthetic security, integrated investment, or other risk-reduction transaction for U.S. federal income tax purposes. This discussion does not address any U.S. federal estate, gift, or other non-income tax consequences or any state, local, or foreign tax consequences.

For purposes of this section, a U.S. holder is a beneficial owner of the Michigan Common Stock that is, for U.S. federal income tax purposes, (i) an individual that is a citizen or resident of the United States; (ii) a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States or any state or political subdivision thereof; (iii) an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if (a) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or (b) it has a valid election in place under applicable Treasury Regulations to be treated as a U.S. person.

If a partnership (including any entity or arrangement treated as partnership for U.S. federal income tax purposes) holds shares of the Michigan Common Stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding shares of the Michigan Common Stock should consult his, her or its tax advisor regarding the tax consequences of the Conversion.

Treatment of the Conversion. Subject to the caveats and qualifications noted above, we intend the Conversion, under U.S. federal income tax law, to qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. Assuming the Conversion qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, then, for U.S. federal income tax purposes:

•
no gain or loss will be recognized by, and no amount will be included in the income of, a holder of the Michigan Common Stock upon the conversion of such Michigan Common Stock into the Nevada Common Stock in connection with the Conversion;
•
the aggregate tax basis of the shares of the Nevada Common Stock received by a holder of shares of the Michigan Common Stock in connection with the Conversion will equal the aggregate tax basis of the shares of the Michigan Common Stock converted into such shares of the Nevada Common Stock; and
•
the holding period of the shares of the Nevada Common Stock received by a holder of the Michigan Common Stock in connection with the Conversion will include the holding period of the common stock converted into such shares of the Nevada Common Stock.

Shareholders that have acquired different blocks of the Michigan Common Stock at different times or at different prices, and whose blocks of such common stock are converted into shares of Nevada Common Stock in connection with the Conversion, should consult their tax advisors regarding the allocation of their aggregate tax basis among, and the holding period of, such shares of the Nevada Common Stock.

THE DISCUSSION SET FORTH ABOVE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT INTENDED TO BE, NOR SHOULD IT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE. MOREOVER, THIS DISCUSSION DOES NOT ADDRESS ANY NON-INCOME, STATE, LOCAL, OR NON-U.S. TAX CONSEQUENCES OF THE CONVERSION. ALL HOLDERS OF THE COMPANY COMMON STOCK SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE CONVERSION TO THEIR PARTICULAR CIRCUMSTANCES, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL, NON-U.S. AND OTHER TAX LAWS.

Information Reporting. A U.S. holder of the Michigan Common Stock that owns at least 5% of the outstanding stock of the Company (by vote or value) immediately before the Conversion will generally be required to attach to such holder’s U.S. federal income tax return for the year in which the Conversion occurs a statement setting forth certain information relating to the Conversion, including the aggregate fair market value and tax basis of the stock of such holder converted in connection with the Conversion. Holders of the Michigan Common Stock should consult their tax advisors to determine whether they are required to provide the foregoing statement.

Required Vote

This proposal requires the affirmative vote of a majority of the outstanding shares of our common stock, assuming a quorum is present at the Annual Meeting. With respect to approval of the Conversion and the adoption of the Conversion Resolution, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Abstentions will only be counted for purposes of determining whether there is a quorum and will have the same effect as votes against the proposal. Brokers do not have discretion to vote on the proposal to approve the Conversion, and broker non-votes will have the same effect as votes against the proposal.

We urge you to read in their entirety the text of the Conversion Resolution, the Plan of Conversion, the Nevada Articles and the Nevada Bylaws, which are attached to this proxy statement as Appendices A through D and are incorporated by reference into this proposal. We believe the Conversion is in the Company’s and our shareholder’s best interests for the reasons stated in this proposal. Accordingly, we ask our shareholders to vote “FOR” the Conversion and the adoption of the Conversion Resolution set forth in Appendix A to this proxy statement.

Our Board of Directors Recommends that Shareholders Vote

FOR

the Approval of the Conversion to a Nevada Corporation

and Adoption of the Conversion Resolution

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PROPOSAL THREE

Ratification of Appointment of

Independent Registered Accounting Firm

The firm of Grant Thornton LLP has been selected by our Audit Committee to serve as our independent registered public accounting firm for the year ending December 31, 2025.

Although the submission of this matter for approval by the shareholders is not legally required, the Board believes that such a submission follows sound business practice and is in the best interests of the shareholders.

If holders of a majority of the shares present in person or by proxy at the annual meeting do not ratify the appointment, we will consider the selection of another accounting firm. If we are required to make such a selection, it may not become effective until 2026 because of the difficulty and expense of making such a substitution.

A representative of Grant Thornton is expected to attend the annual meeting and will be available to respond to appropriate questions. That representative will have the opportunity to make a statement if he or she desires.

Our Board of Directors Unanimously Recommends a Vote

FOR

the Ratification of the Appointment of Grant Thornton LLP as

the Company’s Independent Registered Accounting Firm for the 2025 Calendar Year.

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OTHER MATTERS

We do not know of any matters to be brought before the meeting other than those described in this proxy statement. If any other matter properly comes before the meeting, the people designated as proxies will vote on each such matter in accordance with their best judgment.

ADDITIONAL INFORMATION

Availability of Annual Report to Shareholders and Form 10-K

Additional information concerning us, including our financial statements, is provided in our 2024 Annual Report to Shareholders that accompanies this proxy statement. Our Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC, is available to shareholders who make a written request for it to our secretary, Steven Fitzpatrick, at our principal executive office, 12755 E. Nine Mile Road, Warren, Michigan 48089. Copies of exhibits filed with that report or referenced in it will be furnished to shareholders of record upon request and payment of our expenses in furnishing such documents. The Annual Report is also available on our website at www.universallogistics.com under the captions of Investor Relations and Corporate Governance.

Shareholder Proposals for 2026 Annual Meeting

If you wish to submit a proposal to be considered at the 2026 annual meeting, you must comply with the following procedures. Any communication to be made to our secretary as described below should be sent to Secretary, Universal Logistics Holdings, Inc., 12755 E. Nine Mile Road, Warren, Michigan 48089.

Proxy Statement Proposal

If you intend to present a proposal for inclusion in our proxy statement for the 2026 annual meeting, you must give written notice to our secretary on or before December 1, 2025. The proposal must comply with SEC regulations under Rule 14a-8.

Matters for Annual Meeting Agenda

If you intend to bring a matter before next year’s meeting, other than by submitting a proposal for inclusion in our proxy statement, our secretary must receive your notice no earlier than December 1, 2025 and no later than December 31, 2025. You must include a full description of each item, identify the name and address of the person proposing the item and, if different, provide the name and address of the shareholder on whose behalf the business is to be brought. You must also disclose the number of shares such person held of record, held beneficially, and that are represented by proxy as of the record date for the meeting and as of the date of the notice. If any item of business involves a nomination for director, you must provide all information regarding each nominee that would be required in a definitive proxy statement filed with the SEC pursuant to Section 14 of the Exchange Act, as well as the written consent of each such nominee to serve if elected. If so requested by us, you must also submit all other information required to be filed with the SEC if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in a solicitation subject to Section 14 of the Exchange Act.

By order of the board of directors,

/s/ Steven Fitzpatrick
Steven Fitzpatrick
Vice President – Finance and Investor Relations, Secretary

March 31, 2025

Appendix A

Conversion Resolution

WHEREAS, the board of directors (the “Board”) of Universal Logistics Holdings, Inc., a Michigan corporation (the “Corporation”), has considered and discussed with management and the Board’s advisors the merits and risks of approving the conversion of the Corporation to a corporation organized under the laws of the State of Nevada pursuant to and in accordance with Section 92A.195 of the Nevada Revised Statutes (the “NRS”) and Section 745 of the Michigan Business Corporation Act (the “MBCA”), and the proposed Plan of Conversion attached hereto and incorporated by reference herein as Exhibit A (the “Plan of Conversion”);

WHEREAS, the Plan of Conversion provides, among other things, that the Corporation will convert from a Michigan corporation to a Nevada corporation that will thereafter operate under its existing corporate name (the Corporation from and after the Effective Time (as defined below), the “Converted Corporation”), pursuant to and in accordance with Section 92A.195 of the NRS and Section 745 of the MBCA and the terms and conditions of the Plan of Conversion (the “Conversion”);

WHEREAS, the Plan of Conversion provides, among other things, that, if the Plan of Conversion has not been terminated in accordance with its terms, the Corporation shall file a certificate of conversion (the “MI Certificate of Conversion”) with the Corporations Division of the Department of Licensing and Regulatory Affairs of the State of Michigan and articles of conversion with the Secretary of State of the State of Nevada (the “NV Articles of Conversion”);

WHEREAS, the Conversion shall become effective upon the filing of the MI Certificate of Conversion and the NV Articles of Conversion, or at such later date and time as specified in the MI Certificate of Conversion and the NV Articles of Conversion (the “Effective Time”);

WHEREAS, the Plan of Conversion provides that at the Effective Time, by virtue of the Conversion and without any further action on the part of any holder thereof, the Corporation or any other person:

(i) each share of Common Stock, no par value per share, of the Corporation issued and outstanding immediately prior to the Effective Time will be automatically converted into one (1) share of Common Stock, no par value per share, of the Converted Corporation; and

(ii) each share of Preferred Stock, no par value per share, of the Corporation issued and outstanding immediately prior to the Effective Time will be automatically converted into one (1) share of Preferred Stock, no par value per share, of the Converted Corporation;

WHEREAS, as part of the Conversion, the Board desires to approve the Nevada Articles of Incorporation (attached as Exhibit B) and the Nevada Bylaws (attached as Exhibit C), which together shall govern the Corporation pursuant to NRS 78.010 et seq. following the Conversion; and

WHEREAS, after discussions and review by the Board of the principal terms and conditions of the proposed transactions set forth in the Plan of Conversion and the documents relating thereto and taking into consideration a number of factors, the Board has determined that the Plan of Conversion, and the transactions contemplated thereby, including the Conversion (collectively, the “Transactions”), are advisable and fair to, and in the best interests of, the Corporation and its shareholders, and the Board desires to (i) approve the Conversion and approve and adopt the Plan of Conversion, (ii) direct that these resolutions of the Board approving the Conversion and the Plan of Conversion be submitted to the shareholders of the Corporation for their approval and adoption, and (iii) recommend that the shareholders of the Corporation approve the adoption of these resolutions of the Board.

NOW, THEREFORE, IT IS HEREBY:

RESOLVED, that the Board hereby (i) approves and declares advisable the Conversion and approves, adopts, and declares advisable the Plan of Conversion, including the Nevada Articles of Incorporation and the Nevada Bylaws, (ii) authorizes and directs the officers of the Corporation to cause these resolutions of the Board approving the Conversion and the Plan of Conversion to be submitted to the shareholders of the Corporation for their approval and adoption at the next annual meeting of shareholders of the Corporation or at a special meeting of the shareholders of the Corporation called for such purpose, and (iii) recommends that the shareholders of the Corporation approve the adoption of these resolutions of the Board; and

A-1

FURTHER RESOLVED, that the form, terms, provisions, and conditions of the Plan of Conversion, be, and the same hereby are, in all respects approved, and the Transactions and all other actions or matters necessary or appropriate to give effect to the foregoing be, and the same hereby are, in all respects approved; and

FURTHER RESOLVED, that the officers of the Corporation be, and the same hereby are, and each of them acting singly hereby is, authorized and directed to prepare, or cause to be prepared, and to execute and deliver such other documents and instruments, and to take such other actions, as such officer(s) may deem necessary, advisable or appropriate to consummate, give effect to or further the Plan of Conversion and the Transactions; and

FURTHER RESOLVED, that, to the extent applicable to the Corporation or to the Transactions, the effectuation by the Corporation of the Plan of Conversion and the Transactions be, and the same hereby are, approved for all purposes under NRS 78.411 through 78.444, inclusive; and

FURTHER RESOLVED, that the Corporation shall continue its corporate existence as a Michigan corporation prior to the Conversion, and upon and after the Conversion, the Corporation shall continue its corporate existence uninterrupted as the Converted Corporation incorporated in Nevada; and

FURTHER RESOLVED, that notwithstanding the foregoing resolutions and notwithstanding the receipt of the requisite shareholder approval of the adoption of these resolutions of the Board and the approval of the Plan of Conversion, including the Conversion, the Board may abandon the Plan of Conversion and the Transactions without further action by the shareholders of the Corporation, at any time prior to the Effective Time.

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A-2

Appendix B

Plan of Conversion

of

Universal Logistics Holdings, Inc.,

a Michigan corporation,

to

Universal Logistics Holdings, Inc.,

a Nevada corporation

This Plan of Conversion (this “Plan”) sets forth certain terms of the conversion of Universal Logistics Holdings, Inc., a Michigan corporation (the “Michigan Corporation”), to Universal Logistics Holdings, Inc., a Nevada corporation (the “Nevada Corporation”), pursuant to the Michigan Business Corporation Act (as amended, the “MBCA”) and Chapters 78 and 92A of the Nevada Revised Statutes (as amended, the “NRS”).

Recitals:

A. The Michigan Corporation was incorporated on December 11, 2001.

B. Upon the terms and subject to the conditions set forth in this Plan, and in accordance with Section 745 of the MBCA and Section 92A.195 of the NRS, the Michigan Corporation will be converted to a Nevada Corporation.

C. The Board of Directors of the Michigan Corporation (the “Board”) has (i) determined that the Conversion (as defined below) is advisable and in the best interests of the Michigan Corporation and its shareholders and recommended the approval of the Conversion by the shareholders of the Michigan Corporation and (ii) approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and the Bylaws of the Nevada Corporation, the Michigan Certificate of Conversion and the Nevada Articles of Conversion (as each is defined below).

D. The shareholders of the Michigan Corporation have approved and adopted this Plan, the Conversion, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and the Bylaws of the Nevada Corporation, the Michigan Certificate of Conversion and the Nevada Articles of Conversion.

E. In connection with the Conversion, at the Effective Time (as hereinafter defined), each share of Common Stock, no par value per share (the “Michigan Common Stock”), and each share of Preferred Stock, no par value per share (the “Michigan Preferred Stock”), if any, of the Michigan Corporation issued and outstanding immediately prior to the Effective Time shall be converted into one share of Common Stock, no par value per share (the “Nevada Common Stock”), and one share of Preferred Stock, no par value per share (the “Nevada Preferred Stock”), respectively, of the Nevada Corporation.

F. The mode of carrying out the Conversion into effect shall be as described in this Plan.

Article I

The Conversion

1.1 Conversion. At the Effective Time (as hereinafter defined), the following shall occur (collectively, the “Conversion”), the Michigan Corporation will be converted to the Nevada Corporation, in accordance with Section 745 of the MBCA and Section 92A.195 of the NRS, and shall be governed by the Nevada Governing Documents (as defined below), whereupon the Michigan Corporation will continue its existence in the organizational form of the Nevada Corporation, which will be subject to the laws of the State of Nevada.

1.2 Certificate of Conversion. The Michigan Corporation shall file a certificate of conversion in the form attached hereto as Exhibit A (the “Michigan Certificate of Conversion”) with the Corporations Division of the Department of Licensing and Regulatory Affairs of the State of Michigan (the “Michigan Filing Office”) and shall file articles of conversion in the form attached hereto as Exhibit B (the “Nevada Articles of Conversion”) and articles of incorporation in the form attached hereto as Exhibit C (the “Nevada Articles of Incorporation”) with the Nevada Secretary of State, and the Michigan Corporation or the Nevada Corporation, as applicable, shall make all other filings or recordings required by the MBCA or the NRS in connection with the Conversion.

1.3 Approval. The Board and the shareholders of the Michigan Corporation have approved and adopted this Plan, and the other documents and transactions contemplated by this Plan, including the Articles of Incorporation and Bylaws of the Nevada Corporation, the Michigan Certificate of Conversion and the Nevada Articles of Conversion.

1.4 Effective Time. The Conversion will become effective upon the filing of the Michigan Certificate of Conversion with the Michigan Filing Office and the Nevada Articles of Conversion and Nevada Articles of Incorporation filed with the Nevada Secretary of State or at a such later time as specified in the Michigan Certificate of Conversion and the Nevada Articles of Conversion (the “Effective Time”).

Article II

Organization

2.1 Nevada Governing Documents. At the Effective Time, the Nevada Articles of Incorporation and the Bylaws of the Nevada Corporation in the form attached hereto as Exhibit D (together with the Nevada Articles of Incorporation, the “Nevada Governing Documents”), shall govern the Nevada Corporation until amended and/or restated in accordance with the Nevada Governing Documents and applicable law.

2.2 Directors and Officers. From and after the Effective Time, by virtue of the Conversion and without any further action on the part of the Michigan Corporation or its shareholders, the members of the Board and the officers of the Michigan Corporation holding their respective offices in the Michigan Corporation existing immediately prior to the Effective Time shall continue in their respective offices as members of the Board and officers of the Nevada Corporation.

Article III

Effect of the Conversion

3.1 Effect of Conversion. At the Effective Time, the effect of the Conversion will be as provided by this Plan and by the applicable provisions of the MBCA and the NRS. Without limitation of the foregoing, for all purposes of the laws of the States of Michigan and Nevada, all of the rights, privileges, and powers of the Michigan Corporation, and all property, real, personal, and mixed, and all debts due to the Michigan Corporation, as well as all other things and causes of action belonging to the Michigan Corporation, shall remain vested in the Nevada Corporation and shall be the property of the Nevada Corporation, and all debts, liabilities, and duties of the Michigan Corporation shall remain attached to the Nevada Corporation, and may be enforced against the Nevada Corporation to the same extent as if such debts, liabilities, and duties had originally been incurred or contracted by the Nevada Corporation.

3.2 Conversion of Shares. At the Effective Time, by virtue of the Conversion and without any further action by the Michigan Corporation or the shareholders, (i) each share of Michigan Common Stock issued and outstanding immediately before the Effective Time shall be converted into one share of Nevada Common Stock, and all options, warrants or other entitlement to receive a share of Michigan Common Stock shall automatically be converted into an option, warrant or other entitlement to receive a share of Nevada Common Stock and (ii) each share of Michigan Preferred Stock issued and outstanding immediately before the Effective Time shall be converted into one share of Nevada Preferred Stock, and all options, warrants or other entitlement to receive a share of Michigan Preferred Stock shall automatically be converted into an option, warrant or other entitlement to receive a share of Nevada Preferred Stock.

3.3 Effect on Stock Certificates. All of the outstanding certificates representing shares of Michigan Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Nevada Common Stock.

3.4 Effect on Employee Benefit, Equity Incentive or Other Similar Plans. Upon the Effective Time, by virtue of the Conversion and without any further action on the part of the Michigan Corporation or its shareholders, each employee benefit plan, equity incentive plan or other similar plan to which the Michigan Corporation is a party shall continue to be a plan of the Nevada Corporation. To the extent that any such plan provides for the issuance of Michigan Common Stock, upon the Effective Time, such plan shall be deemed to provide for the issuance of Nevada Common Stock.

Article IV

Miscellaneous

4.1 Abandonment or Amendment. At any time prior to the filing of the Certificate of Conversion with the Michigan Filing Office, the Michigan Corporation, by action of the Board of Directors, may abandon the proposed Conversion and terminate this Plan to the extent permitted by law or may amend this Plan if, in the opinion of the Board of Directors of the Michigan Corporation, such action would be in the best interests of the Michigan Corporation and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no further force or effect.

4.2 Captions. The captions in this Plan are for convenience only and shall not be considered a part, or to affect the construction or interpretation, of any provision of this Plan.

4.3 Tax Reporting. The Conversion is intended to be a “reorganization” for purposes of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and this Plan of Conversion is hereby adopted as a “plan of reorganization” for purposes of the Section 368(a)(1)(F) of the Code.

4.4 Governing Law. This Plan shall be governed by, and construed and interpreted in accordance with, the laws of the State of Michigan.

4.5 Severability. Whenever possible, each provision of this Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

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Appendix C

Articles of Incorporation

of

Universal Logistics Holdings, Inc.

ARTICLE I

NAME

The name of the corporation is Universal Logistics Holdings, Inc. (the “Corporation”).

ARTICLE II

REGISTERED AGENT

The name and street address of the Corporation’s initial registered agent is Corporate Creations Network, Inc., 8275 South Eastern Avenue, No. 200, Las Vegas, NV 89123.

ARTICLE III

PURPOSE

The purpose of the Corporation is to engage in, promote, conduct and carry on any lawful acts or activities for which corporations may be organized under Chapter 78 of the Nevada Revised Statutes, as the same exists or may be hereafter amended (the “NRS” or the “Nevada General Corporation Law”).

ARTICLE IV

CAPITAL STOCK

Section 4.1. Authorized Shares. The Corporation shall have authority to issue 105,000,000 shares of capital stock, consisting of 100,000,000 shares of common stock, having no par value per share (“Common Stock”), and 5,000,000 shares of preferred stock, having no par value per share (“Preferred Stock”).

Section 4.2. Preferred Stock. The Board of Directors of the Corporation (the “Board of Directors”) is expressly authorized, subject to any limitations prescribed by law, to issue shares of Preferred Stock from time to time, to establish the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations, or restrictions thereof, including without limitation:

(a) the distinctive designation of, and the number of shares comprising, such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) from time to time by like action of the Board of Directors;

(b) the dividend rate or amount for such series, if any, the conditions and dates upon which dividends shall be payable, the relation which such dividends therein shall bear to the dividends payable on any other class or classes or any other series of any class or classes of stock, and whether such dividends shall be cumulative or non-cumulative;

(c) whether or not the shares of such series shall be subject to redemption by the Corporation and the times, prices and other terms and conditions of such redemption;

(d) whether or not the shares of such series shall be subject to the operation of a sinking fund or purchase fund to be applied to the redemption or purchase of such shares and, if such a fund be established, the amount thereof and the terms and provisions relative to the application thereof;

(e) whether or not the shares of such series shall have voting rights, and, if they are to have voting rights, the extent thereof;

(f) the rights of the shares of such series in the event of any liquidation, dissolution, or winding up of the Corporation or upon any distribution of its assets; and

(g) any other powers, preferences, and relative participating, optional, or other special rights of the shares of such series, and the qualifications, limitations, or restrictions thereof, to the full extent now or hereafter permitted by law and not inconsistent with the provisions hereof.

ARTICLE V

DIRECTORS

Section 5.1. Authority.

(a) Except as may be otherwise provided by any legal agreement among stockholders, the property and business of the Corporation shall be managed by or under the direction of its Board of Directors. In addition to the powers and authority expressly conferred upon directors by statute or by these Articles of Incorporation or the Bylaws of the Corporation (the “Bylaws”), the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, or by any legal agreement among stockholders, or by these Articles of Incorporation or by the Bylaws directed or required to be exercised or done by the stockholders.

(b) The Board of Directors may create from among its membership one or more committees which shall have and may exercise such general or limited authority in the management of the business and affairs of the Corporation as may be determined by the Board of Directors from time to time in its discretion in accordance with these Articles of Incorporation and the Bylaws. The audit committee or any similar committee of the Board of Directors (the “Audit Committee”), if such committee has been created, shall have full and exclusive authority to review, investigate, and make decisions regarding any derivative litigation demand made upon the Corporation and all related matters, in addition to any other authority delegated to such committee. In the absence of an Audit Committee composed solely of independent directors of the Corporation, such authority shall be vested in a committee consisting of all of the independent directors of the Corporation. For purposes of this Section 5.1(b), independence shall be determined according to applicable listing rules of any securities exchange or automated quotation system upon which any class of the Corporation’s common stock is then registered for trading.

Section 5.2. Number of Directors. The number of directors of the Corporation (“Directors”) shall be determined from time to time in accordance with the Bylaws.

Section 5.3. Removal. Any director may be removed at any time, with or without cause, by the affirmative vote of the holders of seventy-five percent (75%) of the outstanding shares of the stock of the Corporation entitled to elect Directors, either at the annual meeting or at a special meeting called for that purpose. No amendment to these Articles of Incorporation shall amend, alter, change or repeal this Section 5.2, unless such amendment, in addition to receiving any stockholder vote or consent required by the laws of the State of Nevada in effect at the time, shall receive the affirmative vote or consent of the holders of seventy-five percent (75%) of the outstanding shares of stock of the Corporation entitled to elect Directors.

ARTICLE VI

LIMITATION OF LIABILITY; INDEMNIFICATION

Section 6.1. Limitation of Liability. The liability of Directors and officers of the Corporation (“Officers”) shall be limited to the fullest extent permitted by law. If the NRS or any other law of the State of Nevada is hereafter amended to authorize corporate action further eliminating or limiting the liability of directors and officers, then the liability of a Director or Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the NRS or such other law of the State of Nevada as so amended, automatically and without further action, upon the date of such amendment.

Section 6.2. Indemnification. The Corporation, to the fullest extent permitted under by law (including, without limitation, NRS 78.7502, NRS 78.751 and NRS 78.752), shall indemnify and advance expenses to any person made or threatened to be made a party to an action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she is or was a Director, Officer, employee or agent of the Corporation or any predecessor of the Corporation.

Section 6.3. Amendments. No repeal, amendment, or modification of this Article VI, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article VI, shall directly or indirectly eliminate or reduce the effect of this Article VI with respect to any act or omission of a Director or Officer of the Corporation occurring prior to such repeal, amendment, modification, or adoption of an inconsistent provision.

Section 6.4. Indemnification Agreements. Without limiting the generality or the effect of the foregoing, the Corporation may enter into one or more agreements with any person that provide for indemnification greater or different than that provided in this Article VI.

ARTICLE VII

DURATION

The Corporation is to have perpetual existence.

ARTICLE VIII

BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE IX

STOCKHOLDER ACTION; BOOKS AND RECORDS

Section 9.1. Election of Directors. Election of the Directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

Section 9.2. Stockholder Meetings. Meetings of stockholders may be held within or without the State of Nevada, as the Bylaws may provide.

Section 9.3. Books and Records. The books of the Corporation may be kept (subject to any provision contained in the Nevada General Corporation Law) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

ARTICLE X

AMENDMENTS

The Corporation reserves the right to alter, amend, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred herein upon stockholders are subject to this reservation.

ARTICLE XI

ACQUISITION PROPOSALS

Section 11.1. Evaluation of Acquisition Proposals. The Board of Directors of the Corporation, when evaluating any offer from another individual, firm, corporation, or other entity (“Person”) (a) to make a tender or exchange offer for any equity security of the Corporation, (b) to merge or consolidate the Corporation with such other person, or (c) to purchase or otherwise acquire all or substantially all of the properties and assets of the Corporation (“Acquisition Proposal”), shall, in connection with the exercise of its business judgment in determining what is in the best interest of the Corporation and its stockholders, give due consideration to all relevant factors, including without limitation, the consideration being offered in the Acquisition Proposal in relation to the then current market price of the Corporation’ stock, but also in relation to the then current value of the Corporation in a freely negotiated transaction and in relation to the Board of Directors’ then estimate of the future value of the Corporation as an independent entity, the social and economic effects on the employees, customers, suppliers, and other constituents of the Corporation and on the communities in which the Corporation and its subsidiaries operate or are located and the desirability of maintaining independence from any other business or business entity.

Section 11.2. Amendments. No amendment to these Articles of Incorporation shall amend, alter, change or repeal any of the provisions of this Article XI, unless such amendment, in addition to receiving any stockholder vote or consent required by the laws of the State of Nevada in effect at the time, shall receive the affirmative vote or consent of the holders of seventy-five percent (75%) of the outstanding shares of stock of the Corporation entitled to elect Directors.

ARTICLE XII

INAPPLICABILITY OF CONTROLLING INTEREST STATUTES

Notwithstanding any other provision in these Articles of Incorporation to the contrary, and in accordance with the provisions of NRS 78.378, the provisions of NRS 78.378 to 78.3793, inclusive, or any successor statutes, relating to acquisitions of controlling interests in the Corporation shall not apply to any acquisition of shares of the Corporation’s capital stock beneficially owned by Matthew T. Moroun, his spouse or their children (the “Moroun Family”), any trust for the benefit of one or more members the Moroun Family, or any corporation, partnership, limited partnership, limited liability company, or other entity controlled by one or more members of the Moroun Family.

ARTICLE XIII

EXCLUSIVE FORUM

To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court sitting in Clark County in the State of Nevada (or, if the Eighth Judicial District Court of the State of Nevada lacks jurisdiction, the federal district court for the District of Nevada or other state courts of the State of Nevada) shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (c) any action asserting a claim against the Corporation or any current or former director, officer, employee or stockholder of the Corporation arising pursuant to any provision of NRS Chapters 78 or 92A, these Articles of Incorporation or the Corporation’s Bylaws, in each case, as amended or restated from time to time, or (d) any action asserting a claim against the Corporation or any current or former director, officer, employee or stockholder of the Corporation governed by the internal affairs doctrine, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. If any action the subject matter of which is within the scope of this Article XIII is filed in a court other than a court located within the State of Nevada (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (i) the personal jurisdiction of the state and federal courts located within the State of Nevada in connection with any action brought in any such court to enforce this Article XIII (an “Enforcement Action”); and (ii) having service of process made upon such stockholder in any such Enforcement Action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIII.

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Appendix D

Bylaws

of

Universal Logistics Holdings, Inc.

ARTICLE I.

STOCKHOLDERS MEETINGS

SECTION 1.1. PLACE OF MEETING. The board of directors (the “Board of Directors”) of Universal Logistics Holdings, Inc. (the “Corporation”) may designate any place within or without the State of Nevada as the place of meeting for any annual or for any special meeting called by the Board of Directors. A waiver of notice signed by all stockholders entitled to vote at a meeting may designate any place within or without the State of Nevada as the place for the holding of such meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the principal office of the Corporation in the State of Michigan.

If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxyholders not physically present at a meeting of stockholders may, by means of remote communication: (i) participate in a meeting of stockholders, and (ii) be deemed present in person and vote at a meeting of stockholders, whether such meeting is to be held at a designated place or solely by means of remote communication; provided that (A) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder; (B) the Corporation shall implement reasonable measures to provide such stockholder and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meeting substantially concurrently with such proceedings, and (C) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

SECTION 1.2. ANNUAL MEETING. The annual meeting of the stockholders of the Corporation shall be held on such date, at such time and at such place within or without the State of Nevada as may be designated by the Board of Directors, or by means of remote communication, for the purpose of electing directors of the Corporation (“Directors”) and for the transaction of such other business as may be properly brought before the meeting.

SECTION 1.3. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or the Articles of Incorporation, may be called by the President, the Chief Executive Officer, or the Chairman of the Board of Directors, if any. The President or Secretary shall call a special meeting when: (1) requested in writing by any two or more of the Directors; or (2) requested in writing by stockholders owning at least seventy-five percent (75%) of the shares entitled to vote. Such written request shall state the purpose or purposes of the proposed meeting. No business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting unless all of the stockholders are present in person or by proxy, in which case any and all business may be transacted at the meeting even though the business is transacted without notice. The provisions of this Section shall be amended, altered, changed or repealed only with the affirmative vote or consent of the holders of at least seventy-five percent (75%) of the outstanding shares of the stock of the Corporation entitled to elect Directors, in addition to any approval of the Board of Directors or any stockholder vote or consent required by law or any provision of the Articles of Incorporation or otherwise.

SECTION 1.4. NOTICE. Except as otherwise required by statute or the Articles of Incorporation, written notice of each meeting of the stockholders, whether annual or special, shall be served, either personally or by electronic transmission in accordance with applicable law or mail, upon each stockholder of record entitled to vote at such meeting, not less than ten (10) nor more than sixty (60) days before the meeting. Such notice shall state the place, if any, date and time of the meeting, the means of remote communication, if any, by which stockholders and proxies may be deemed present in person and vote at the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. If mailed, such notice shall be directed to a stockholder at his or her post office address last shown on the records of the Corporation or at such other address at which such stockholder shall have requested in writing and filed with the Secretary to receive notices from the Corporation. Notice of any meeting of stockholders shall not be required to be given to any stockholder who, in person or by his or her attorney thereunto authorized, either before or after such meeting, shall waive such notice. Attendance of a stockholder at a meeting, either in person or by proxy, shall itself constitute waiver of notice and waiver of any and all objections to the place and time of the meeting and manner in which it has been called or convened, except when a stockholder attends a meeting solely for the purpose of stating, at the beginning of the meeting, any such objections to the transaction of business. Notice of any adjourned meeting stating the place, if any, date and time of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxies may be deemed present in person and vote at the adjourned meeting, need not be given otherwise than by the announcement of such information at the meeting at which adjournment is taken, unless a new record date is fixed for the adjourned meeting.

SECTION 1.5. CONDUCT OF MEETINGS. The Board of Directors may adopt rules and regulations for the conduct of any meeting of the stockholders as it shall deem appropriate. Except to the extent inconsistent with any such rules and regulations adopted by the Board of Directors, the chair of any meeting of the stockholders shall have the right and authority to prescribe rules and regulations and do all acts, as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations, or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) rules and procedures for maintaining order at the meeting and the safety of those present; (c) limitations on attendance at or participation in the meeting to stockholders of record, their duly authorized and constituted proxies, or such other persons as the chair of the meeting shall determine; (d) restrictions on entry to the meeting after the time fixed for the commencement; (e) limitations on the time allotted to questions or comments by participants; and (f) the determination of when the polls shall open and close for any given matter to be voted on at the meeting.

SECTION 1.6. QUORUM; ADJOURNMENTS. The holders of a majority of the stock issued, outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders and shall be requisite for the transaction of business, except as otherwise provided by law, by the Articles of Incorporation, or by these Bylaws. If, however, such majority shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of voting stock shall be present. At such adjourned meeting at which a quorum shall be present in person or by proxy, any business may be transacted that might have been transacted at the meeting originally called.

SECTION 1.7. PROXIES. At every meeting of the stockholders, any stockholder having the right to vote may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by electronic transmission permitted by law to be filed in accordance with the procedure established for the meeting. No such proxy shall be voted or acted upon after six (6) months from its date, unless coupled with an interest or unless the proxy provides for a longer period, which may not exceed seven (7) years from the date of its execution. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date. Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors.

SECTION 1.8. VOTING. Each stockholder shall have one vote for each share of stock having voting power, registered in his or her name on the books of the Corporation. If a quorum is present, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, except as otherwise provided by law, by the Articles of Incorporation or by these Bylaws.

SECTION 1.9. FIXING OF RECORD DATE. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of dividends, the Board of Directors may fix in advance a date as the record date for any such determination of stockholders, such date in any case to be not less than ten (10) nor more than sixty (60) days prior to the date on which the particular action, requiring such determination of stockholders, is to be taken. If the Board of Directors has not fixed a record date for determining the stockholders entitled to notice of and to vote at a meeting of stockholders, the record date shall be at the close of business on the day next preceding the day on which the notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. If the Board of Directors has not fixed a record date for determining the stockholders entitled to receive payment of dividends, the record date shall be at the close of business on the day on which the resolution of the Board of Directors declaring such dividend is adopted. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Section, such determination shall apply to any adjournment thereof.

SECTION 1.10. INFORMAL ACTIONS BY STOCKHOLDERS. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required to be taken at a meeting of the stockholders, or any other action which may be taken at a meeting of the stockholders, may be taken without a meeting if written consent, setting forth the action so taken, shall be signed by the stockholders holding at least a majority of the voting power of the shares of stock entitled to vote on such action (except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required) and such consent is filed with the minutes of the proceedings of the stockholders.

SECTION 1.11. ADVANCE NOTICE OF STOCKHOLDER NOMINATIONS AND PROPOSALS.

(a) Annual Stockholders Meetings. At a meeting of the stockholders, only such nominations of persons for the election of Directors and such other business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations or such other business must be:

(i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or any committee thereof;

(ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or any committee thereof; or

(iii) otherwise properly brought before an annual meeting by a stockholder who is a stockholder of record of the Corporation at the time such notice of meeting is delivered, who is entitled to vote at the meeting, and who complies with applicable law and the terms and procedures set forth in this Section 1.11.

In addition, any proposal of business (other than the nomination of persons for election to the Board of Directors) must be a proper matter for stockholder action. For business (including, but not limited to, Director nominations) to be properly brought before an annual meeting by a stockholder pursuant to Section 1.11(a)(iii), the stockholder or stockholders of record intending to propose the business (the “Proposing Stockholder”) must have given timely notice thereof pursuant to this Section 1.11(a), in writing to the Secretary even if such matter is already the subject of any notice to the stockholders or Public Disclosure from the Board of Directors. To be timely, a Proposing Stockholder’s notice for an annual meeting must be delivered to the Secretary at the principal executive offices of the Corporation: (x) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days before and not later than 60 days after the anniversary of the previous year’s annual meeting; and (y) with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the tenth (10th) day following the first date of Public Disclosure of the date of such meeting. In no event shall the Public Disclosure of an adjournment or postponement of an annual meeting commence a new notice time period (or extend any notice time period). For the purposes of this Section 1.11, “Public Disclosure” shall mean a disclosure made in a press release reported by a national news service or in a document filed by the Corporation with the Securities and Exchange Commission (“SEC”) pursuant to Section 13, 14, or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) Stockholder Nominations. For the nomination of any person or persons for election to the Board of Directors pursuant to Section 1.11(a)(iii) or Section 1.11(d), a Proposing Stockholder’s notice to the Secretary shall set forth or include:

(i) the name, age, business address, and residence address of each nominee proposed in such notice;

(ii) the principal occupation or employment of each such nominee;

(iii) the class and number of shares of capital stock of the Corporation which are owned of record and beneficially by each such nominee (if any);

(iv) such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a Director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act;

(v) a written statement and agreement executed by each such nominee acknowledging that such person:

(A) consents to being named in a proxy statement as a nominee and to serving as a Director if elected;

(B) intends to serve as a Director for the full term for which such person is standing for election; and

(C) makes the following representations: (1) that the Director nominee has read and agrees to adhere to the Corporation’s Code of Business Conduct and Ethics, Insider Trading Policy, and any

other of the Corporation’s policies or guidelines applicable to Directors; (2) that the Director nominee is not and will not become a party to any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a Director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a Director of the Corporation, with such person’s fiduciary duties under applicable law; and (3) that the Director nominee is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement, or indemnification that has not been disclosed to the Corporation in connection with such person’s nomination for Director or service as a Director; and

(vi) as to the Proposing Stockholder:

(A) the name and address of the Proposing Stockholder as they appear on the Corporation’s books and of the beneficial owner, if any, on whose behalf the nomination is being made,

(B) the class and number of shares of the Corporation which are owned by the Proposing Stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the Proposing Stockholder’s notice, and a representation that the Proposing Stockholder will notify the Corporation in writing of the class and number of such shares owned of record and beneficially as of the record date for the meeting within five business days after the record date for such meeting;

(C) a description of any agreement, arrangement, or understanding with respect to such nomination between or among the Proposing Stockholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;

(D) a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the Proposing Stockholder’s notice by, or on behalf of, the Proposing Stockholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person or any of their affiliates or associates with respect to shares of stock of the Corporation, and a representation that the Proposing Stockholder will notify the Corporation in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;

(E) a representation that the Proposing Stockholder is a holder of record of shares of the Corporation entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(F) a representation whether the Proposing Stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination; and

(G) a representation whether the Proposing Stockholder intends to solicit the holders of shares representing at least 67% of the shares entitled to vote on the election of Directors in support of Director nominees other than the Corporation’s nominees in accordance with Rule 14a-19 under the Exchange Act (including the names of all nominees for whom the Proposing Stockholder intends to solicit proxies).

The Corporation may require any proposed nominee to furnish a completed and signed Directors’ questionnaire and such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent Director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee. Any such update or supplement shall be delivered to the Secretary at the Corporation’s principal executive offices no later than five business days after the request by the Corporation for subsequent information has been delivered to the Proposing Stockholder.

(c) Other Stockholder Proposals. For all business other than Director nominations, a Proposing Stockholder’s notice to the Secretary shall set forth as to each matter the Proposing Stockholder proposes to bring before the annual meeting:

(i) a brief description of the business desired to be brought before the annual meeting;

(ii) the reasons for conducting such business at the annual meeting;

(iii) the text of any proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment);

(iv) any substantial interest (within the meaning of Item 5 of Schedule 14A under the Exchange Act) in such business of such stockholder and the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), if any, on whose behalf the business is being proposed;

(v) any other information relating to such stockholder and beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;

(vi) a description of all agreements, arrangements, or understandings between or among such stockholder, the beneficial owner, if any, on whose behalf the proposal is being made, any of their affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such stockholder, beneficial owner, or any of their affiliates or associates, in such business, including any anticipated benefit therefrom to such stockholder, beneficial owner, or their affiliates or associates; and

(vii) the information required by Section 1.11(b)(vi) above.

(d) Special Stockholders Meetings. Only such business shall be conducted at a special meeting of stockholders as shall have been specified in the Corporation’s notice of meeting (or supplement thereto). Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders called by the Board of Directors at which Directors are to be elected pursuant to the Corporation’s notice of meeting:

(i) by or at the direction of the Board of Directors or any committee thereof; or

(ii) provided that the Board of Directors has determined that Directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 1.11(d) is delivered to the Secretary, who is entitled to vote at the meeting, and upon such election and who complies with applicable law and the terms and procedures set forth in this Section 1.11.

In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more Directors to the Board of Directors, any such stockholder entitled to vote in such election of Directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if such stockholder delivers a stockholder’s notice that complies with the requirements of Section 1.11(b) to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of: (x) the 90th day prior to such special meeting; or (y) the tenth (10th) day following the date of the first Public Disclosure of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the Public Disclosure of an adjournment or postponement of a special meeting commence a new time period (or extend any notice time period).

(e) Effect of Noncompliance. Only such persons who are nominated in accordance with applicable law and the terms and procedures set forth in this Section 1.11 shall be eligible to be elected at any meeting of stockholders of the Corporation to serve as Directors, and only such other business shall be conducted at a meeting as shall be brought before the meeting in accordance with applicable law and the terms and procedures set forth in this Section 1.11. If any proposed nomination was not made or proposed in compliance with applicable law and this Section 1.11, or other business was not made or proposed in compliance with applicable law and this Section 1.11, then except as otherwise required by law, the chair of the meeting shall have the power and duty to declare that such nomination shall be disregarded or that such proposed other business shall not be transacted. Notwithstanding anything in these Bylaws to the contrary, unless otherwise required by law, if a Proposing Stockholder intending to propose business or make nominations at an annual meeting or propose a nomination at a special meeting pursuant to this Section 1.11 does not provide the information required under this Section 1.11 to the Corporation, including the updated information required by Section 1.11(b)(vi)(B)-(D) within five business days after the record date for such meeting, or the Proposing Stockholder (or a qualified representative of the Proposing Stockholder) does not appear at the meeting to present the proposed business or nominations, such business or nominations shall not be considered, notwithstanding that proxies in respect of such business or nominations may have been received by the Corporation. For purposes of this paragraph (e), to be considered a qualified representative of the Proposing Stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at such annual or special meeting of the stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at such meeting.

(f) Rule 14a-8. This Section 1.11 shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of the stockholder’s intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

(g) Rule 14a-19. Notwithstanding the foregoing provisions of this Section 1.11, unless otherwise required by law, (i) no Proposing Stockholder shall solicit proxies in support of Director nominees other than the Corporation’s nominees unless such Proposing Stockholder has complied with Rule 14a-19 under the Exchange Act in connection with the solicitation of such proxies, including, without limitation, the provision to the Corporation of notices required thereunder in a timely manner and (ii) if any Proposing Stockholder (1) provides notice pursuant to Rule 14a-19(a)(1) and (b) under the Exchange Act and (2) subsequently (A) notifies the Corporation that such stockholder no longer intends to solicit proxies in support of Director nominees other than the Corporation’s Director nominees in accordance with Rule 14a-19 or (B) fails to comply with the requirements of Rule 14a-19, then the Proposing Stockholder’s nominations shall be deemed null and void and the Corporation shall disregard any proxies or votes solicited for any nominee proposed by the Proposing Stockholder. Upon request by the Corporation, if any Proposing Stockholder provides notice pursuant to Rule 14a-19(a)(1) and (b) under the Exchange Act, such Proposing Stockholder shall deliver to the Corporation, no later than five business days prior to the applicable meeting, reasonable evidence that it has met the requirements of Rule 14a-19 under the Exchange Act.

ARTICLE II

DIRECTORS

SECTION 2.1. GENERAL POWERS. Except as may be otherwise provided by any legal agreement among stockholders, the property and business of the Corporation shall be managed by its Board of Directors. In addition to the powers and authority expressly conferred by these Bylaws, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, or by any legal agreement among stockholders, or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

SECTION 2.2. NUMBER, TENURE, QUALIFICATIONS, REMOVAL. The Board of Directors shall consist of not less than three (3) nor more than fifteen (15) members, the precise number to be fixed by resolution of the stockholders or the Board of Directors from time to time. Each Director shall hold office until the annual meeting of stockholders held next after his or her election and until his or her successor has been duly elected and has qualified, or until his or her earlier resignation, removal from office, or death. Directors need not be stockholders. Any Director may be removed at any time, with or without cause, by the affirmative vote of the holders of seventy-five percent (75%) of the outstanding shares of the stock of the Corporation entitled to elect Directors, either at the annual meeting or at a special meeting called for that purpose. This Section shall be amended, altered, changed or repealed only with the affirmative vote or consent of the holders of at least seventy-five percent (75%) of the outstanding shares of stock of the Corporation entitled to elect Directors, in addition to any approval of the Board of Directors or any stockholder vote or consent required by law or any provision of the Articles of Incorporation of the Corporation or otherwise.

SECTION 2.3. VACANCIES AND ADDITIONAL DIRECTORSHIPS. Any newly created directorships resulting from any increase in the authorized number of Directors and any vacancies on the Board of Directors resulting from resignation, removal, death, or other cause, may be filled by the vote of the majority of the Directors then in office, though less than a quorum, and if not therefore filled by action of the Directors, may be filled by the stockholders at any meeting held during the existence of such vacancy; provided that whenever any Director shall have been elected by the holders of any class of stock of the Corporation voting separately as a class under the provisions of the Articles of Incorporation, such Director may be removed and the vacancy filled only by the holders of that class of stock voting separately as a class. A Director elected in accordance with this Section shall hold office until the annual meeting of stockholders held next after his or her election and until his or her successor has been duly elected and qualified, or until his or her earlier resignation, removal or death. During any period when there is a vacancy on the Board of Directors, including any vacancy resulting from an increase in the authorized number of Directors, the remaining Directors shall continue to act.

SECTION 2.4. PLACE OF MEETING. The Board of Directors may hold its meetings at such place or places within or without the State of Nevada as it may from time to time determine.

SECTION 2.5. COMPENSATION. Directors may be allowed such compensation for attendance at regular or special meetings of the Board of Directors and of any special meeting or standing committees thereof as may be from time to time determined by resolution of the Board of Directors.

SECTION 2.6. REGULAR MEETINGS. A regular annual meeting of the Board of Directors shall be held without other notice than this Bylaw immediately after, and at the same place as, the annual meeting of stockholders. The Board of Directors may provide, by resolution, the time and place within or without the State of Nevada, for the holding of additional regular meetings without other notice than such resolution.

SECTION 2.7. SPECIAL MEETINGS, NOTICE. Special meetings of the Board of Directors may be called at any time by the Chairman of the Board, the Chief Executive Officer, the President, or upon the written request of a majority of the members of the Board of Directors. The person or persons calling a special meeting of the Board of Directors may fix the time and place of the meeting. Notice of any special meeting shall be given to each Director personally or by telephone, or by mail, express mail, courier service, facsimile, electronic mail or other means of electronic transmission, addressed to each Director at the Director’s usual place of business or residence, or the Director’s address as it is shown on the records of the Corporation. If the notice is by mail, the notice shall be deemed adequately delivered when deposited in the United States mail at least four (4) days prior to the time set for the meeting. If the notice is by express mail or courier service, such notice shall be deemed adequately delivered when delivered to the express mail or courier service at least two (2) days prior to the time set for such meeting. If the notice is given personally or by telephone, or by facsimile, electronic mail or other means of electronic transmission, such notice will be deemed adequately delivered when the notice is transmitted at least one (1) day prior to the time set for the meeting. An oral notice given personally or by telephone may be communicated either to the Director or to a person at the office of the Director whom the person giving the notice has reason to believe will promptly communicate it to the Director. Any such special meeting shall be held at such time and place as shall be stated in the notice of the meeting. Unless otherwise indicated in the notice thereof, any and all business other than an amendment of these Bylaws may be transacted at any special meeting, and an amendment of these Bylaws may be acted upon if the notice of the meeting shall have stated that the amendment of these Bylaws is one of the purposes of the meeting. At any meeting at which every Director shall be present, even though without any notice, any business may be transacted, including the amendment of these Bylaws.

SECTION 2.8. NOTICE, WAIVER BY ATTENDANCE. No notice of a meeting of the Board of Directors need be given to any Director who signs a waiver of notice either before or after the meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting or the manner in which it has been called or convened except when a Director states, at the beginning of the meeting, any such objection or objections to the transaction of business.

SECTION 2.9. QUORUM. At all meetings of the Board of Directors, the presence of a majority of the Directors shall constitute a quorum for the transaction of business. In the absence of a quorum, a majority of the Directors present at any meeting may adjourn from time to time until a quorum be had. Notice of the time and place of any adjourned meeting need only be given by announcement at the meeting at which adjournment is taken.

SECTION 2.10. MANNER OF ACTING. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

SECTION 2.11. EXECUTIVE COMMITTEE. In furtherance and not in limitation of the powers conferred by statute, the Board of Directors may establish an Executive Committee of two (2) or more Directors constituted and appointed by the Board of Directors from their number who shall meet when deemed necessary. They shall have authority to exercise all the powers of the Board which may be lawfully delegated and not inconsistent with these Bylaws, at any time and when the Board is not in session. If not elected by the full Board of Directors, the committee shall elect a Chairman, and a majority of the whole committee shall constitute a quorum; and the act of a majority of members present at a meeting at which a quorum is present shall be the act of the committee provided all members of the committee have had notice of such meeting or waived such notice. Except as otherwise provided by resolution of the Board of Directors, meetings of the Executive Committee may be called by any member of the Executive Committee. Notice of meetings of the Executive Committee may be given in the same manner as provided for special meetings of the Board of Directors in Section 2.7 hereof, or waived as provided in Section 2.8 hereof, or as otherwise permitted by applicable law.

SECTION 2.12. OTHER COMMITTEES. In addition to the Executive Committee, the Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, including without limitation a Compensation Committee, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided by resolution passed by a majority of the whole Board, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and the affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending these Bylaws; and unless such resolution, these Bylaws, or the Articles of Incorporation expressly so provide, no such committee shall have the power to authorize to declare a dividend or to authorize the issuance of stock. Except as otherwise provided by resolution of the Board of Directors, or for the Executive Committee, meetings of any committee may be called by the chairperson, any two members of the committee, or if the committee has only one member, such member. Notice of meetings of any committee may be given in the same manner as provided for special meetings of the Board of Directors in Section 2.7 hereof, or waived as provided in Section 2.8 hereof, or as otherwise permitted by applicable law.

SECTION 2.13. ACTION WITHOUT FORMAL MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of the Board or committee in the same paper or electronic form as the minutes are maintained.

SECTION 2.14. CONFERENCE CALL MEETINGS. Members of the Board of Directors, or any committee designated by such Board, may participate in a meeting of such Board or committee by means of conference telephone, video or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section shall constitute presence in person at such meeting.

SECTION 2.15. CHAIRMAN OF THE BOARD. The Board of Directors may at any time appoint from its members a Chairman of the Board, who shall serve in that capacity at the discretion of the Board of Directors. Unless otherwise determined by the Board of Directors, the Chairman of the Board, if any, shall preside at all meetings of the stockholders and of the Board of Directors at which the Chairman of the Board is present. The Chairman of the Board shall have such other duties as may from time to time be assigned to the Chairman of the Board by these Bylaws or by the Board of Directors. Unless expressly determined otherwise by the Board of Directors with respect to a particular Director serving as Chairman of the Board, the position of Chairman of the Board shall not be deemed an officer position of the Corporation.

SECTION 2.16. VICE CHAIRMEN OF THE BOARD. The Board of Directors may at any time appoint from its members one of more Vice Chairmen of the Board, who shall serve in that capacity at the discretion of the Board of Directors. Unless otherwise determined by the Board of Directors, in case of the absence of the Chairman of the Board, the Vice Chairman, if any, (or if more than one, one of the Vice Chairmen as designated by the Board of Directors) shall preside at all meetings of the stockholders and the Board of Directors at which he or she shall be present. The Vice Chairmen of the Board shall have such other duties as may from time to time be assigned to them by the Board of Directors. Unless expressly determined otherwise by the Board of Directors with respect to a particular Director serving as a Vice Chairman of the Board, the position of Vice Chairman of the Board shall not be deemed an officer position of the Corporation.

ARTICLE III.

OFFICERS

SECTION 3.1. OFFICERS. The officers of the Corporation (“Officers”) shall include a Chief Executive Officer, a Chief Financial Officer, a President, a Secretary and a Treasurer, and may include a Chief Operating Officer, one or more Executive Vice Presidents or Vice Presidents, and such additional Officers, if any, as shall be elected by the Board of Directors pursuant to the provisions of Section 3.9 hereof. The Chief Executive Officer, the Chief Financial Officer, the President, one or more Executive Vice Presidents or Vice Presidents, the Secretary and the Treasurer, shall be elected by the Board of Directors at its first meeting after each annual meeting of the stockholders. The failure to hold such election shall not of itself terminate the term of office of any Officer. Any number of offices may be held simultaneously by the same person, except that the person serving as Chief Financial Officer may not serve simultaneously as the Chief Executive Officer. Any Officer may, but need not be, a Director. Any Officer may resign at any time upon written notice to the Corporation.

All Officers, agents and employees shall be subject to removal, with or without cause, at any time by the Board of Directors. The removal of an Officer without cause shall be without prejudice to his or her contract rights, if any. The election or appointment of an Officer shall not of itself create contract rights. All agents and employees other than Officers elected by the Board of Directors shall also be subject to removal, with or without cause, at any time by the Officers appointing them.

Any vacancy caused by the death of any Officer, his or her resignation, his or her removal, or otherwise, may be filled by the Board of Directors, and any Officer so elected shall hold office at the pleasure of the Board of Directors.

In addition to the powers and duties of the Officers of the Corporation as set forth in these Bylaws, the Officers shall have such authority and shall perform such duties as from time to time may be determined by the Board of Directors.

SECTION 3.2. POWERS AND DUTIES OF THE CHIEF EXECUTIVE OFFICER. The Chief Executive Officer shall be the chief executive officer of the Corporation and, subject to the control of the Board of Directors, shall have general charge and control of all its business and affairs and shall perform all duties incident to the office of Chief Executive Officer; he or she may sign and execute, in the name of the Corporation, all authorized deeds, mortgages, bonds, notes and other evidence of indebtedness, contracts or other instruments, except in cases in which the signing and execution thereof shall have been expressly excluded from the Chief Executive Officer and delegated to some other Officer or agent of the Corporation by the Board of Directors. In the absence or disability of the Chairman and all Vice Chairmen, or if the Board of Directors has not appointed a Chairman or Vice Chairman, the Chief Executive Officer shall preside at all meetings of the stockholders and of the Board of Directors, and in any event may so preside to the extent determined by the Board of Directors. The Chief Executive Officer shall have such other powers and perform such other duties as may from time to time be assigned to him or her by these Bylaws or by the Board of Directors.

SECTION 3.3. POWERS AND DUTIES OF THE CHIEF OPERATING OFFICER. The Chief Operating Officer shall be the principal operating officer of the Corporation with authority as such, and at the request of the Chief Executive Officer or in his or her absence or disability to act, shall perform the duties and exercise the functions of the Chief Executive Officer, and when so acting shall have such other powers and perform such other duties as may from time to time be assigned to him or her by the Board of Directors or the Chief Executive Officer. The Chief Operating Officer may sign and execute, in the name of the Corporation, all authorized deeds, mortgages, bonds, notes and other evidence of indebtedness, contracts or other instruments, except in cases in which the signing and execution thereof shall have been expressly excluded from the Chief Operating Officer and delegated to some other Officer or agent of the Corporation by the Board of Directors.

SECTION 3.4. POWERS AND DUTIES OF THE CHIEF FINANCIAL OFFICER. The Chief Financial Officer shall be the chief accounting officer of the Corporation; he or she shall see that the books and account and other accounting records of the Corporation are kept in proper form and accurately; and, in general, he or she shall perform all the duties incident to the office of Chief Financial Officer of the Corporation and such other duties as may from time to time be assigned to him or her by the Board of Directors or the Chief Executive Officer. The Chief Financial Officer may sign and execute, in the name of the Corporation, all authorized deeds, mortgages, bonds, notes and other evidence of indebtedness, contracts or other instruments, except in cases in which the signing and execution thereof shall have been expressly excluded from the Chief Financial Officer and delegated to some other Officer or agent of the Corporation by the Board of Directors.

SECTION 3.5. POWERS AND DUTIES OF THE PRESIDENT. The President shall act as a general executive officer of the Corporation and shall have such other powers and perform such other duties as may from time to time be assigned to him or her by these Bylaws or by the Board of Directors or by the Chief Executive Officer.

SECTION 3.6. POWERS AND DUTIES OF THE EXECUTIVE VICE PRESIDENT OR VICE PRESIDENT. Each Executive Vice President or Vice President shall perform all duties incident to such office and shall have such powers and perform such duties as may from time to time be assigned to him or her by these Bylaws or by the Board of Directors or the Chief Executive Officer.

SECTION 3.7. POWERS AND DUTIES OF THE SECRETARY. The Secretary shall keep the minutes of meetings of the Board of Directors and the minutes of all meetings of the stockholders in books provided for that purpose; he or she shall attend to the giving or serving of all notices of the Corporation; he or she shall have the custody of the corporate seal of the Corporation and shall affix the same to such documents and other papers as the Board of Directors or the Chief Executive Officer shall authorize and direct; he or she shall have charge of the stock certificate books, transfer books and stock ledgers and such other books and papers as the Board of Directors or the Chief Executive Officer shall direct, all of which shall at all reasonable times be open to the examination of any Director, upon application, at the offices of the Corporation during business hours; and he or she shall perform such other duties as may from time to time be assigned to him or her by these Bylaws or the Board of Directors or the Chief Executive Officer.

SECTION 3.8. POWERS AND DUTIES OF THE TREASURER. The Treasurer shall have custody of, and when proper shall pay out, disburse or otherwise dispose of, all funds and securities of the Corporation which may have come into his or her hands; he or she may endorse on behalf of the Corporation for collection checks, notes and other obligations and shall deposit them to the credit of the Corporation in such bank or banks or depositary or depositaries as the Board of Directors, the Chief Executive Officer or the Chief Financial Officer may designate; he or she shall sign all receipts and vouchers for payments made to the Corporation; he or she shall enter or cause to be entered regularly in the books of the Corporation kept for the purpose full and accurate accounts of moneys received or paid or otherwise disposed of by him or her and whenever required by the Board of Directors or the Chief Executive Officer shall render statements of such accounts; and he or she shall perform all duties incident to the office of Treasurer and shall also have such other powers and shall perform such other duties as may from time to time be assigned to him or her by these Bylaws or by the Board of Directors or the Chief Executive Officer.

SECTION 3.9. ADDITIONAL OFFICERS. The Board of Directors may from time to time elect such other Officers (who may but need not be Directors), including Controllers, Assistant Treasurers, Assistant Secretaries and Assistant Financial Officers, as the Board may deem advisable and such Officers shall have such authority and shall perform such duties as may from time to time be assigned to them by the Board of Directors or the Chief Executive Officer.

The Board of Directors may from time to time by resolution delegate to any Assistant Treasurer or Assistant Treasurers any of the powers or duties herein assigned to the Treasurer; and may similarly delegate to any Assistant Secretary or Assistant Secretaries any of the powers or duties herein assigned to the Secretary.

SECTION 3.10. GIVING OF BOND BY OFFICERS. All Officers of the Corporation, if required to do so by the Board of Directors, shall furnish bonds to the Corporation for the faithful performance of their duties, in such amounts and with such conditions and security as the Board shall require.

SECTION 3.11. VOTING UPON STOCKS. Unless otherwise ordered by the Board of Directors, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the President, any Executive Vice President or Vice President shall have full power and authority on behalf of the Corporation to attend and to act and to vote, or in the name of the Corporation to execute proxies to vote, at any meetings of stockholders of any corporation in which the Corporation may hold stock, and at any such meetings or by written consent in lieu of a meeting shall possess and may exercise, in person or by proxy, any and all rights, powers and privileges incident to the ownership of such stock. The Board of Directors may from time to time, by resolution, confer like powers upon any other person or persons.

SECTION 3.12. COMPENSATION OF OFFICERS. The Officers of the Corporation shall be entitled to receive such compensation for their services as shall from time to time be determined by the Board of Directors or by a committee of the Board to which the Board of Directors has delegated such responsibility.

ARTICLE IV.

CAPITAL STOCK

SECTION 4.1. SHARE CERTIFICATES AND UNCERTIFICATED SHARES. Shares of the Corporation’s stock may be represented by certificates or uncertificated, as provided under Nevada law, and shall be entered in the books of the Corporation as they are issued. Any certificates representing shares of stock shall be in such form as the Board of Directors may from time to time determine. Each certificate shall include the holder’s name, the number of shares and class of shares and series, if any, represented thereby, and the par value of each share or a statement that the shares are without par value.

Each certificate shall be signed by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer. Any or all of the signatures on the certificates may be a facsimile. In case any Officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such Officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such Officer, transfer agent or registrar at the date of issue.

If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation may issue to represent such class or series of stock or, in the case of uncertificated shares, contained in a written notice that shall be sent to the registered owner within a reasonable time after the issuance or transfer of such uncertificated stock, provided that, except as otherwise provided in Section 78.242 of the Nevada General Corporation Law, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation may issue to represent such class or series of stock or, in the case of uncertificated shares, contained in the written notice sent to the registered holder as set forth above, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitations or restrictions of such preferences and/or rights.

Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical.

SECTION 4.2. TRANSFER. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate or evidence of the issuance of uncertificated shares to the person entitled thereto, cancel the old certificate and record the transaction upon the Corporation’s books. Upon the receipt of proper transfer instructions from the registered owner of uncertificated shares, such uncertificated shares shall be cancelled, issuance of new equivalent uncertificated shares or certificated shares shall be made to the person entitled thereto and the transaction shall be recorded upon the stock transfer books of the Corporation.

SECTION 4.3. REGISTERED STOCKHOLDERS. The Corporation shall have the right to treat the person registered on its books as the owner of shares as the absolute owner thereof, and shall not be bound to recognize any equitable or other claim to or interest in any of such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by Nevada law.

SECTION 4.4. LOST OR DESTROYED CERTIFICATES. Any person claiming a certificate of stock to be lost, stolen or destroyed shall make an affidavit or affirmation of the fact in such manner as the Board of Directors may require and shall, if the Board of Directors so requires, give the Corporation a bond of indemnity in the form and amount and with one or more sureties satisfactory to the Board of Directors, whereupon a new certificate of stock or uncertificated share may be issued in lieu of the one claimed to have been lost, stolen or destroyed.

ARTICLE V.

FISCAL YEAR

The fiscal year of the Corporation shall be established by the Board of Directors of the Corporation.

ARTICLE VI.

SEAL

The corporate seal shall be in such form as the Board of Directors may from time to time determine. The seal may be used by causing it or a facsimile to be impressed, affixed, reproduced or otherwise, as may be prescribed by law or custom or by the Board of Directors.

ARTICLE VII.

ANNUAL STATEMENTS

No later than four months after the close of each fiscal year, and in any case prior to the next annual meeting of stockholders, the Corporation shall prepare:

(a) A balance sheet showing in reasonable detail the financial condition of the Corporation as of the close of the fiscal year, and

(b) A profit and loss statement showing the results of its operation during the fiscal year.

Upon written request, the Corporation shall mail promptly to any stockholder of record a copy of the most recent such balance sheet and profit and loss statement.

ARTICLE VIII.

INDEMNIFICATION

SECTION 8.1. ACTION BY PERSONS OTHER THAN THE CORPORATION. Under the circumstances prescribed in Sections 8.3 and 8.4 hereof, the Corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party of any, threatened, pending or completed action, suit or proceeding, or investigation, whether civil, criminal or administrative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a Director, Officer, employee or agent of the Corporation, against expenses (including attorney’s fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in a manner which he or she reasonably believed to be in or not opposed to the best interest of the Corporation, and, with respect to criminal action or proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in a manner which he or she reasonably believed to be in or not opposed to the best interest of the Corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

SECTION 8.2. ACTIONS BY OR IN THE NAME OF THE CORPORATION. Under the circumstances prescribed in Sections 8.3 and 8.4 hereof, the Corporation shall indemnify and hold harmless any person who was or is a party or is threatened to be made a party of any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a Director, Officer, employee or agent of the Corporation, against expenses (including attorney’s fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the Corporation; except that no indemnification shall be made in respect to any claim, issue or matter as to which such person shall have been adjudged by a court of competent jurisdiction, after exhaustion of any appeals taken therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

SECTION 8.3. SUCCESSFUL DEFENSE. To the extent that a Director, Officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 8.1 and 8.2 hereof, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorney’s fees) actually and reasonably incurred by him or her in connection therewith.

SECTION 8.4. AUTHORIZATION OF INDEMNIFICATION. Except as provided in Section 8.3 hereof and except as may be ordered by a court, any indemnification under Sections 8.1 and 8.2 hereof shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, Officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Sections 8.1 and 8.2. Such determination shall be made:

(a) by the stockholders;

(b) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding; or

(c) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Directors so orders, by independent legal counsel in a written opinion.

SECTION 8.5. PREPAYMENT OF EXPENSES. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors upon receipt of an undertaking by or on behalf of the Director, Officer, employee or agent to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article.

SECTION 8.6. NON-EXCLUSIVE RIGHT. The indemnification provided by this Article shall not be deemed exclusive of any other right to which the person indemnified hereunder shall be entitled and shall inure to the benefit of the heirs, executors or administrators of such persons.

SECTION 8.7. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Section.

SECTION 8.8. INTERPRETATION OF ARTICLE. It is the intent of this Article VIII to provide for indemnification of the Directors, Officers, employees and agents of the Corporation to the full extent permitted under the laws of State of Nevada. This Article VIII shall be construed in a manner consistent with such intent.

ARTICLE IX.

NOTICES; WAIVER OF NOTICE

SECTION 9.1. NOTICES. Except as otherwise provided in these Bylaws, whenever under the provisions of these Bylaws notice is required to be given to any stockholder, Director or Officer, such notice shall be given either by personal notice, by electronic transmission in accordance with applicable law, or by mail by depositing the same in the post office or letter box in a postpaid sealed wrapper, addressed to such stockholder, Officer or Director at such address as appears on the books of the Corporation, and such notice shall be deemed to be given at the time when the same shall be thus sent or mailed.

SECTION 9.2. WAIVER OF NOTICE. Whenever any notice whatsoever is required to be given by law, by the Articles of Incorporation or by these Bylaws, a waiver thereof by the person or persons entitled to said notice given before or after the time stated therein, in writing, which shall include a waiver given by electronic transmission, shall be deemed equivalent thereto. No notice of any meeting need be given to any person who shall attend such meeting.

ARTICLE X.

CHECKS, NOTES, DRAFTS, LOANS, ETC.

SECTION 10.1. CHECKS, NOTES, DRAFTS. All checks, drafts, bills of exchange, acceptances, notes or other obligations or orders for the payment of money shall be signed and, if so required by the Board of Directors, countersigned by such Officers of the Corporation and/or other persons as shall from time to time be designated by these Bylaws or the Board of Directors or pursuant to authority delegated by the Board.

Checks, drafts, bills of exchange, acceptances, notes, obligations and orders for the payment of money made payable to the Corporation may be endorsed for deposit to the credit of the Corporation with a duly authorized depository by the Treasurer and/or such other Officers or persons as shall from time to time be designated by the Treasurer.

SECTION 10.2. LOANS. No loans and no renewals of any loans shall be contracted on behalf of the Corporation except as authorized by the Board of Directors. When authorized so to do, any Officer or agent of the Corporation may effect loans and advances for the Corporation from any bank, trust company or other institution or from any firm, corporation or individual, and for such loans and advances may make, execute and deliver promissory notes, bonds or other evidences of indebtedness of the Corporation. When authorized so to do, any Officer or agent of the Corporation may pledge, hypothecate or transfer, as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation, any and all stocks, securities and other personal property at any time held by the Corporation, and to that end may endorse, assign and deliver the same, and may grant mortgages and other security interests in real property at any time held by the Corporation. Such authority may be general or confined to specific instances.

ARTICLE XI.

OFFICES

Except as otherwise required by the laws of the State of Nevada, the Corporation may have an office or offices and keep its books, documents and papers outside of the State of Nevada at such place or places as from time to time may be determined by the Board of Directors, the Chief Executive Officer or the President.

ARTICLE XII.

AMENDMENTS

Except as otherwise indicated in these Bylaws, the Bylaws of the Corporation may be altered or amended and new Bylaws may be adopted by the stockholders or by the Board of Directors at any regular or special meeting of the Board of Directors; provided, however, that, if such action is to be taken at a meeting of the stockholders or Board of Directors, notice of the general nature of the proposed change in the Bylaws shall have been given in the notice of a meeting. Except as otherwise indicated in these Bylaws, action by the stockholders with respect to Bylaws shall be taken by an affirmative vote of a majority of the shares entitled to elect Directors, and action by the Directors with respect to Bylaws shall be taken by an affirmative vote of a majority of all Directors then holding office.

Adopted effective as of [•], 2025.

Universal UNIVERSAL LOGISTICS HOLDINGS, INC. 12755 E. NINE MILE ROAD WARREN, MI 48089 SCAN TO VIEW MATERIALS & VOTE Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! VOTE BY INTERNET._.www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 22, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 22, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MALL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. If you vote by telephone or Internet, please do not send your proxy by mail. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V68243-P25730 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED UNIVERSAL LOGISTICS HOLDINGS, INC For Withhold For All To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. A Vote on Directors All All Except The Board of Directors recommends that you vote FOR all the nominees listed: 1. To elect 11 directors for the coming year. Nominees: 01) Grant E. Belanger 02) Frederick P. Calderone 03) Daniel J. Deane 04) Clarence W. Gooden 05) Marcus D. Hudson 06) Matthew J. Moroun 07) Matthew T. Moroun 08) Tim Phillips 09) Michael A. Regan 10) Richard P. Urban 11) H.E. "Scott" Wolfe B Vote on Proposal 2 The Board of Directors recommends you vote FOR the following proposal: 2. To approve the conversion of the Company to a Nevada corporation. C. Vote on Proposal 3 The Board of Directors recommends you vote FOR the following proposal: 3. To ratify the selection of GRANT THORNTON LLP as our independent auditors for 2025. OTHER ACTIONS: In their discretion, the proxies are also authorized to vote upon such other matters that may properly be brought before the meeting or any adjournments or postponements thereof. Please indicate if you plan to attend this meeting. Yes No D Authorize Signatures — This section must be completed for your vote to be counted. — Date and Sign Below. When shares are held by joint tenants, both individuals should sign. When signing as an attorney, executor, administrator, trustee or guardian, provide full title. If the shareholder is a corporation, partnership or limited liability company, sign in full corporate, partnership or company name by authorized officer or authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. V68244-P25730 Proxy — Universal Logistics Holdings, Inc 12755 E. Nine Mile Road , Warren, MI 48089 Solicited on behalf of the BOARD OF DIRECTORS for the 2025 Annual Meeting of Shareholders Revoking all prior proxies, the undersigned, a shareholder of UNIVERSAL LOGISTICS HOLDINGS, INC. (the "Company"), hereby appoints Tim Phillips and Jude Beres, and each of them, attorneys and agents of the undersigned, with full power of substitution to vote all shares of the common stock of the undersigned in the Company at the Annual Meeting of Shareholders of UNIVERSAL LOGISTICS HOLDINGS, INC. to be held at 12225 Stephens Rd., Warren, Michigan 48089, on April 23, 2025 at 10:00 a.m., Eastern Time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated on the reverse. In their discretion, the proxies are authorized to vote upon any other matters which may properly come before the meeting or any adjournment thereof. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR PROPOSALS 2 AND 3. CONTINUED AND TO BE SIGNED ON REVERSE SIDE SEE REVERSE SIDE